As filed with the Securities and Exchange Commission on February 22, 2002

                                               Registration No. _______________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     ------

                                    FORM N-14

                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933

       Pre-Effective Amendment No. /__/ Post-Effective Amendment No. /__/

                        (Check appropriate box or boxes)



                              USAA INVESTMENT TRUST
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
               (Address of Principal Executive Offices) (ZIP Code)

       Registrant's Telephone Number, including Area Code: (210) 498-0600
                                                            -------------
                          Michael D. Wagner, Secretary
                              USAA Investment Trust
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                          -----------------------------
               (Name and Address of Agent for Service of Process)


                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

    It is proposed that this filing will become effective on March 25, 2002, pursuant to Rule 488 under the Securities Act of 1933, as amended.

   The title of securities being registered is shares of beneficial interest.
      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Section 24(f) of the
                   Investment Company Act of 1940, as amended.

                              USAA INVESTMENT TRUST

                 CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

      This Registration Statement consists of the following papers and documents:

                  Cover Sheet

                  Table of Contents of Registration Statement on Form N-14

                  USAA Cornerstone Strategy Fund

                           Part A - Prospectus and Information Statement

                           Part B - Statement of Additional Information

                           Part C - Other Information

                  Signature Page

                  Exhibits

[USAA    9800 Fredericksburg Road
EAGLE    San Antonio, Texas
LOGO]



Dear [salutation]:

In an effort to better serve you, our valued shareholder, USAA continually monitors its mutual fund offerings to ensure we offer the right variety of funds. After careful consideration, we believe that two of our funds, the Growth Strategy Fund and the Income Strategy Fund, share similar goals and objectives with other USAA funds.

Therefore, effective April 26, 2002, the directors/trustees have approved the merger USAA Growth Strategy Fund into the USAA Cornerstone Strategy Fund, and the USAA Income Strategy Fund into the USAA Income Fund. In addition to offering comparable objectives and investment strategies, the directors/trustees believe the mergers provide the following key benefits:

      o  Lower fund operating expenses(1)
      o  Higher historical returns
      o  Lower portfolio volatility

In addition, for new Cornerstone Strategy Fund shareholders, the directors/trustees have approved changes that improve diversification and increase portfolio managers' ability to take advantage of rapidly changing markets.

The merger process will not require any action on your part. Your assets will automatically be invested into the designated fund(s) on April 26, 2002. We have enclosed a Prospectus and Information Statement that describes the merger. Please keep in mind:

      o No tax implications are created by the merger other than a special dividend in April. You'll receive a Substitute Form 1099-DIV to file with your 2002 tax return.
      o Exchanges or redemptions before the merger are considered a taxable event for 2002.
      o Cost basis and total return calculations will be updated to reflect the merger.
      o Any special plans (for example, automatic investments, automatic withdrawals and systematic exchanges) on your current account should automatically transfer to your new one. We may call you to verify this transfer. Please contact us if you wish to change your current special plan.

I am confident you will be pleased with your USAA mutual fund(s). HOWEVER, IF YOU DO NOT WANT TO HAVE YOUR ACCOUNT MERGED INTO THE DESIGNATED FUND(S), PLEASE CONTACT US TO DISCUSS INVESTMENT ALTERNATIVES NO LATER THAN APRIL 25, 2002. You are a valued member of USAA, and we want you to be comfortable with your investment options/plan. If you have questions concerning your account, please call one of our member service representatives at 1-800-531-8448 (210-456-7202 in San Antonio).

Sincerely,



/s/ Christopher W. Claus
------------------------------
Christopher W. Claus
President and Vice Chairman of the Board

Encl:

Past performance is no guarantee of future results. * (1)The expense ratio for the Growth Strategy Fund was capped at 0.98% through 9/30/02, after which it would return to 1.35%. * If you are a Growth Strategy Fund or an Income Strategy Fund shareholder already having a Cornerstone Strategy Fund account or an Income Fund account, respectively, opened prior to 1992, and you would like cost basis information to appear on your account statement, please visit us at USAA.COM or call 1-800-531-8448 to obtain the Request for Average Basis Service form.

                         USAA CORNERSTONE STRATEGY FUND

                            9800 FREDERICKSBURG ROAD
                            SAN ANTONIO, TEXAS 78288
                                 (800) 531-8181

                      PROSPECTUS AND INFORMATION STATEMENT


     This Prospectus and Information Statement is being furnished to shareholders of USAA Growth Strategy Fund (Growth Strategy Fund) in connection with a Plan of Reorganization and Termination (Plan). Pursuant to the Plan, shareholders of Growth Strategy Fund will receive, in exchange for shares of that Fund, shares of USAA Cornerstone Strategy Fund (Cornerstone Strategy Fund) equal in total value to their holdings in Growth Strategy Fund as of the closing date of the Reorganization, which is expected to be April 26, 2002. When the Reorganization is complete, Growth Strategy Fund will be dissolved.

     The Board of Trustees of USAA Investment Trust (Trust) has determined to dissolve Growth Strategy Fund. The Board of Trustees determined that the shareholders of Growth Strategy Fund should benefit by becoming shareholders of Cornerstone Strategy Fund because the Cornerstone Strategy Fund has consistently outperformed the Growth Strategy Fund with less volatility; the Reorganization will result in an increase in the assets of Cornerstone Strategy Fund, which over time may result in a slight decrease in the operating expenses of Cornerstone Strategy Fund. In addition, the Board of Trustees was advised by legal counsel that the Reorganization will be treated as a tax-free transaction to Growth Strategy Fund and its shareholders. Shareholders of Growth Strategy Fund are not being asked to vote on the Plan or approve the Reorganization.

     Growth Strategy Fund and Cornerstone Strategy Fund (each a Fund) are series of the Trust, a Massachusetts business trust registered as an open-end, diversified management investment company consisting of eleven separate series. USAA Investment Management Company (IMCO) serves as the investment manager to both of the Funds.

     The investment objective of Cornerstone Strategy Fund is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. The investment objective of Growth Strategy Fund is to seek high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income.

     This Prospectus and Information Statement sets forth concisely information about Cornerstone Strategy Fund that investors should know before the closing date. Additional information relating to the Funds and the Trust, including financial statements, is contained in the Trust's Statement of Additional Information (SAI) dated October 1, 2001, as supplemented on November 7, 2001, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. The SAI is available without charge upon request by calling IMCO at 1-800-531-8181. Cornerstone Strategy Fund's Annual Report to Shareholders (Cornerstone Strategy Annual Report) and Semiannual
Report to Shareholders (Cornerstone Strategy Semiannual Report) and Growth Strategy Fund's Annual Report to Shareholders (Growth Strategy Annual Report) and Semiannual Report to Shareholders (Growth Strategy Semiannual Report) each dated May 31, 2001, and November 30, 2001, respectively, also have been filed with the SEC. You can obtain a free copy of the Cornerstone Strategy Annual Report, Cornerstone Strategy Semiannual Report, Growth Strategy Annual Report, or Growth Strategy Semiannual Report by calling IMCO at the phone number shown above.

     Investors are advised to read and retain this Prospectus and Information Statement for future reference.

     WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT AND YOU ARE REQUESTED NOT TO SEND TO US A PROXY OR WRITTEN CONSENT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The date of this Prospectus and Information Statement is March 25, 2002.

                                TABLE OF CONTENTS

                                                                           Page

SYNOPSIS................................................................     1
  The Reorganization....................................................     1
  Investment Objectives and Policies....................................     1
  Certain Differences Between Growth Strategy Fund and Cornerstone
  Strategy Fund.........................................................     3
  Fees and Expenses.....................................................     4
  Purchases/Redemptions/Exchanges.......................................     5
  Dividends and Other Distributions.....................................     5
  Federal Income Tax Consequences.......................................     6

COMPARISON OF PRINCIPAL RISK FACTORS....................................     6

THE REORGANIZATION......................................................     7
  Reorganization Plan...................................................     7
  Reasons for the Reorganization........................................     8
  Description of the Securities to be Issued............................     9
  Capitalization........................................................    10

ADDITIONAL INFORMATION ABOUT CORNERSTONE STRATEGY FUND .................    11
  Investment Performance................................................    11
  Management's Discussion of Fund Performance...........................    12
  Management Information................................................    12
  Shareholder Information...............................................    14
  Financial Highlights..................................................    21

INFORMATION REGARDING FIVE PERCENT SHARE OWNERSHIP AND
INTERESTS OF AFFILIATED PERSONS.........................................    22
  Five Percent Holders..................................................    22
  Shares Held by Officers and Trustees .................................    22

MISCELLANEOUS...........................................................    22
  Available Information.................................................    22
  Legal Matters.........................................................    22
  Experts...............................................................    22

STATEMENT OF ADDITIONAL INFORMATION.....................................    23

PRO FORMA FINANCIAL STATEMENTS..........................................    34

APPENDIX A: Plan of Reorganization and Termination......................   A-1
APPENDIX B: Management's Discussion of Fund Performance - Cornerstone
Strategy Fund...........................................................   B-1

                         USAA CORNERSTONE STRATEGY FUND

                            9800 FREDERICKSBURG ROAD
                            SAN ANTONIO, TEXAS 78288

                      PROSPECTUS AND INFORMATION STATEMENT
                              DATED MARCH 25, 2002

                                    SYNOPSIS

     The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Information Statement and the Plan of Reorganization and Liquidation (Plan) and is qualified by reference to the more complete information contained herein. Shareholders should read this entire Prospectus and Information Statement carefully.

     The Plan is attached to this Prospectus and Information Statement as Appendix A. The transactions contemplated by the Plan (collectively, the Reorganization) are described herein.

THE REORGANIZATION

     At a meeting held on February 20, 2002, the Board of Trustees of USAA Investment Trust (Trust) each unanimously approved the Plan, pursuant to which USAA Growth Strategy Fund (Growth Strategy Fund) will transfer substantially all of its assets to USAA Cornerstone Strategy Fund (Cornerstone Strategy
Fund), and shareholders in Growth Strategy Fund will receive shares of Cornerstone Strategy Fund in exchange for their shares of Growth Strategy Fund. EACH GROWTH STRATEGY FUND SHAREHOLDER WILL RECEIVE THE NUMBER OF FULL AND FRACTIONAL SHARES OF CORNERSTONE STRATEGY FUND EQUAL IN VALUE TO THE AGGREGATE VALUE OF THAT SHAREHOLDER'S SHARES OF GROWTH STRATEGY FUND AS OF THE CLOSING DATE OF THE REORGANIZATION, WHICH IS EXPECTED TO BE APRIL 26, 2002 (CLOSING
DATE).

     According to the specific terms of the Plan, Growth Strategy Fund will transfer all of its assets to Cornerstone Strategy Fund in exchange for shares of Cornerstone Strategy Fund and Cornerstone Strategy Fund's assumption of all liabilities of Growth Strategy Fund. Growth Strategy Fund will then distribute to its shareholders the shares of Cornerstone Strategy Fund in exchange for their shares of Growth Strategy Fund, and Growth Strategy Fund will be dissolved. When the Reorganization is completed, each person who held shares in Growth Strategy Fund will hold shares in Cornerstone Strategy Fund with exactly the same total value. The Reorganization will be treated as a tax-free transaction to Growth Strategy Fund and its shareholders.

     For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of the Trust, each unanimously determined that the Reorganization is in the best interests of the shareholders of Growth Strategy Fund and Cornerstone Strategy Fund, and that interests of shareholders in Growth Strategy Fund and Cornerstone Strategy Fund, respectively, will not be diluted as a result of the transaction.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of Growth Strategy Fund is to seek high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income. The investment objective of Cornerstone Strategy Fund is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

     The principal strategy of both Growth Strategy Fund and Cornerstone Strategy Fund is to provide a diversified investment program within one mutual fund by allocating its assets in preset target ranges of securities. Growth Strategy Fund allocates its assets in each of the following investment categories according to the following percentage target ranges of net assets: large cap stocks (40-75%), small cap stocks (0-20%), international stocks (10-30%), bonds (10-35%), and money market instruments (0-20%). Cornerstone Strategy Fund allocates its assets in each of the following investment categories according to the following percentage target ranges of net assets:
U.S. stocks (25-55%), international stocks (25-35%), U.S. government securities (15-30%), real estate securities (5-20%), and precious metals and minerals securities (0-10%). Effective as of April 22, 2002, the Cornerstone Strategy Fund will allocate its assets according to the following preset target ranges:
U.S. stocks (15-70%), international stocks (5-30%), U.S. government securities (5-50%), real estate securities (5-20%), and precious metals and minerals securities (0-10%). A decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. By investing in a mixture of stocks and bonds, both Funds expect to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     The investment categories and target ranges of both Funds were selected to provide investors with a diversified investment in a single mutual fund. With regard to Growth Strategy Fund, stocks provide the potential for long-term capital growth while bonds provide a high current income. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business. With regard to Cornerstone Strategy Fund, the U.S. stocks category was selected to provide appreciation. The international stocks category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The U.S. government securities category was selected to provide safety of principal in periods of deflation and the real estate and precious metals and minerals categories were selected to provide a positive total return during inflationary periods.

     The following are the types of securities included in Growth Strategy Fund's preset investment categories. Large cap stocks are those of companies that have a market capitalization larger than the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase. Small cap stocks are those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase. Both the large cap and small cap stocks may include real estate investment trusts (REITs). The international stocks category consists of equity securities of foreign companies. A company is designated a "foreign company" by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, where the company's revenues are derived, and the principal trading market for the company's stock. The types of bonds that are included in the bonds category include the following:
obligations of the U.S. government, its agencies and instrumentalities; mortgage-backed securities, asset-backed securities; corporate debt securities, such as notes and bonds; debt securities of REITs; obligations of state and local governments and their agencies and instrumentalities; Eurodollar and Yankee obligations; and other debt securities. Finally, the types of money market instruments that are included in the money market instruments category are investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include any of the following: obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements collateralized by the same; commercial paper or other short-term corporate obligations; certificates of deposit; bankers' acceptances; and other suitable obligations.

     The following are the types of securities included in Cornerstone Strategy Fund's preset investment categories. The U.S. stock category consists of a blend of growth and value stocks of companies organized under the laws of a state or territory of the United States. The international stocks category consists of the same types of securities as are included in the international stocks category of Growth Strategy Fund. The U.S. government securities category consists of securities, without specific maturity requirements or limits, issued or guaranteed as to both principal and interest by the U.S. government, its agencies or instrumentalities. Examples of these securities are U.S. treasury bills, notes and bonds, and securities issued by the Federal Farm Credit Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association. The Fund may also invest in repurchase agreements collateralized by securities of the U.S. government or by its agencies or instrumentalities. The real estate securities category will consist primarily of common stocks of REITs and U.S. companies that operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund may also invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. Finally, the precious metals and minerals category consists of equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. These securities may consist of common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     Securities in which both Growth Strategy Fund and Cornerstone Strategy Fund may invest include American Depositary Receipts (ADRs), forward currency contracts, Global Depositary Receipts (GDRs), illiquid securities (up to 15% of each Fund's net assets), repurchase agreements, variable rate securities, when-issued securities, Rule 144A securities, and securities of real estate investment trusts (REITs). In addition, each Fund may invest in certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps, and each Fund may lend its securities. Growth Strategy Fund may also invest in Eurodollar and Yankee obligations, master demand notes, mortgage-backed and asset-backed securities, municipal lease obligations, put bonds, and Section 4(2) commercial paper, while Cornerstone Strategy Fund may also invest in collateralized mortgage obligations (CMOs), convertible securities, and treasury inflation-protected securities (TIPS).

     As a temporary defensive measure because of market, economic, political, or other conditions, each Fund may invest up to 100% of its total assets in investment-grade short-term debt instruments. This may result in either Fund not achieving its respective investment objective during the time it is in this temporary defensive posture. In addition, each Fund may go outside the preset target ranges on a temporary defensive basis without shareholder notification whenever IMCO believes it is in the best interests of the Fund and its respective shareholders.

CERTAIN DIFFERENCES BETWEEN GROWTH STRATEGY FUND AND CORNERSTONE STRATEGY FUND

     While Growth Strategy Fund and Cornerstone Strategy Fund are similar in several respects as discussed above and elsewhere in this Prospectus and Information Statement, a number of differences exist as well.

     First, although the investment objectives of Growth Strategy Fund and Cornerstone Strategy Fund are similar, Growth Strategy Fund seeks high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income, while Cornerstone Strategy Fund seeks to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

     Second, while Growth Strategy Fund and Cornerstone Strategy Fund each invests primarily in equity securities, there are some differences in the types of equity securities in which each Fund may invest. For example, Cornerstone Strategy Fund may invest in common stocks, preferred stocks, and convertible securities, while Growth Strategy Fund is generally restricted to common stocks.

     Third, Growth Strategy Fund and the Cornerstone Strategy Fund have different preset investment target ranges for each investment category (stocks, bonds, money market instruments) in which a Fund invests.

     Fourth, while Growth Strategy Fund and Cornerstone Strategy Fund each invests in debt securities, there are some differences in the types of debt securities in which each Fund may invest. For instance, the only types of debt securities in which Cornerstone Strategy Fund may invest are those issued or guaranteed as to both principal and interest by the U.S. government, its agencies or instrumentalities. On the other hand, Growth Strategy Fund invests in investment-grade bonds, which include those types of securities set forth above in "Investment Objectives and Policies." Although investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, it also includes securities rated within the categories listed by the following rating agencies:

                                       LONG-TERM                SHORT-TERM
 RATING AGENCY                      DEBT SECURITIES           DEBT SECURITIES
-------------------------------------------------------------------------------
 Moody's Investors Services       At least Prime-3 or Baa 3     MIG 4/VMIG 4
 Standard & Poor's Ratings Group      At least BBB-         At least A-3 or SP-2
 Fitch Ratings                        At least BBB-             At least F-3

     If unrated by these agencies, the Fund's investment manager, IMCO, must determine that the securities are of equivalent investment quality. See the SAI incorporated by reference herein for additional information on these debt ratings.

     Fifth, although Growth Strategy Fund and Cornerstone Strategy Fund each invests in real estate securities, real estate securities constitute a preset target investment category of 5-20% of net assets for Cornerstone Strategy Fund. Real estate securities are not a preset target investment category for Growth Strategy Fund, although securities in both the Large Cap and Small Cap Stocks preset investment categories may include REITs.

     Finally, precious metals and minerals securities constitute a preset target investment category of 0-10% of net assets for Cornerstone Strategy Fund. There is no comparable preset investment category for Growth Strategy Fund.

FEES AND EXPENSES

     This table discloses the fees and expenses that you may pay if you buy and hold shares of either Fund. As shown by this table, there are no transaction charges when you buy or sell shares of either Fund, nor will there be any such charges following the Reorganization. THERE WILL NOT BE ANY FEE PAYABLE IN CONNECTION WITH THE REORGANIZATION.

         SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

              Sales Charge Imposed on Purchases                        None
              Sales Charge Imposed on Reinvested Dividends             None
              Deferred Sales Charges                                   None
              Redemption Fees                                          None
              Exchange Fees                                            None

     Set forth below is a comparison of each Fund's operating expenses for the six-month period ended November 30, 2001. The ratios also are shown on a pro forma (estimated) combined basis, giving effect to the Reorganization.

     ALTHOUGH THE PRO FORMA ESTIMATED TOTAL OPERATING EXPENSES FOR THE CORNERSTONE STRATEGY FUND AND GROWTH STRATEGY FUND COMBINED EXCEED THE TOTAL OPERATING EXPENSES FOR THE CORNERSTONE STRATEGY FUND ALONE FOR THE SPECIFIED PERIOD, IMCO WILL VOLUNTARILY WAIVE FEES AND REIMBURSE EXPENSES TO THE CORNERSTONE STRATEGY FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE NET OPERATING EXPENSES AS A PERCENTAGE OF NET ASSETS OF THE CORNERSTONE STRATEGY FUND DO NOT EXCEED THE CORNERSTONE

STRATEGY FUND'S TOTAL EXPENSE RATIO AS OF [MARCH 31, 2002.] IMCO WILL MAINTAIN THE CORNERSTONE STRATEGY FUND'S NET EXPENSE RATIO AT THE MARCH 31, 2002 LEVEL THROUGH SEPTEMBER 30, 2003.


  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

         USAA            MANAGEMENT     12B-1        OTHER      TOTAL OPERATING
   INVESTMENT TRUST         FEES         FEES       EXPENSES       EXPENSES
--------------------------------------------------------------------------------
 Growth Strategy            .75%         None         .65%          1.40%*
 Cornerstone Strategy       .75%         None         .43%          1.18%
 Pro Forma Combined         .75%         None         .46%          1.21%

 * IMCO VOLUNTARILY AGREED TO LIMIT THROUGH SEPTEMBER 30, 2002, GROWTH STRATEGY FUND'S ANNUAL OPERATING EXPENSES TO .98% OF ITS AVERAGE NET ASSETS BY WAIVING FEES AND PAYING CERTAIN FUND EXPENSES. IMCO HAS INFORMED THE TRUST THAT IT WILL NO LONGER CONTINUE TO LIMIT THE FUND'S EXPENSES AFTER SEPTEMBER 30, 2002.

     Total Operating Expenses for each Fund are based upon current management fees for the Fund. "Other Expenses" are based on each Fund's expenses for the past fiscal year.

EXAMPLE

     To illustrate the effect of Operating Expenses, assume that each Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $10,000 invested in each Fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:

     USAA INVESTMENT TRUST      1 YEAR     3 YEARS      5 YEARS      10 YEARS
   ----------------------------------------------------------------------------
     Growth Strategy              $143        $443        $766        $1,680
     Cornerstone Strategy          120         375         649         1,432
     Pro Forma Combined            123         384         665         1,466

     The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined Fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN AND MAY CHANGE IF EXPENSE REIMBURSEMENTS CHANGE.

PURCHASES/REDEMPTIONS/EXCHANGES

     Procedures to purchase, redeem and exchange shares of each of the Cornerstone Strategy Fund and the Growth Strategy Fund are identical. For additional information relating to the purchase, redemption or exchange of Cornerstone Strategy Fund shares, see "Shareholder Information," below.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund pays net investment income dividends annually. Ordinarily, any net capital gain distribution will be paid in December. Each Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax on the Funds. For additional information relating to Cornerstone Strategy Fund's payment of dividends and distributions, see "Shareholder Information," below.

FEDERAL INCOME TAX CONSEQUENCES

     The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that Growth Strategy Fund's transfer of its assets to Cornerstone Strategy Fund in exchange solely for the latter's shares and its assumption of Growth Strategy Fund's liabilities will qualify as a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor their shareholders will recognize any gain or loss as a direct result of the transaction.


                      COMPARISON OF PRINCIPAL RISK FACTORS

     STOCK MARKET RISK. Both Growth Strategy Fund and Cornerstone Strategy Fund invest in stocks, and thus are both subject to stock market risk. Stock market risk involves the possibility that the value of each Fund's investments in stocks will decline in a down stock market, regardless of the success or failure of the company's operations.

     FOREIGN INVESTING RISK. Each Fund may invest its assets in international stocks, and thus is subject to foreign investing risk. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk. Emerging markets risk concerns investments in countries that are in the early stages of their industrial development and involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     INTEREST RATE RISK. Because both Funds invest in bonds, they are both subject to interest rate risk. Interest rate risk is the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     REBALANCING RISK. If market action causes the actual assets of either of the Funds in one or more investment categories to move outside the ranges, adjustments are made to rebalance the portfolios. In general, the portfolios are rebalanced at least once during each quarter. In rebalancing the portfolios, IMCO will buy or sell securities to return to actual allocation of either Fund's assets to within its respective target ranges. In doing so, the Funds will pay more in brokerage commissions than it would without a rebalancing policy. Accordingly, both Funds are subject to rebalancing risk. As a result of the need to rebalance, the Funds also have less flexibility in the timing of purchases and sales of securities than it would otherwise. While IMCO will attempt to minimize any adverse impact to the Funds or their respective shareholders, the Funds may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     REIT RISK. Although Growth Strategy Fund may purchase securities of REITs, real estate securities do not constitute a preset target range of the Fund. On the other hand, because real estate securities are a preset investment category of Cornerstone Strategy Fund, the Fund is subject to REIT risk. Investing in REITs may subject Cornerstone Strategy Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax law.

     PRECIOUS METALS AND MINERALS RISK. In addition, because Cornerstone Strategy Fund invests in securities in precious metals and minerals securities, the Fund is subject to precious metals and minerals risk. Precious metals and minerals securities involve additional risk because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor's portfolio may reduce overall fluctuations in portfolio value.


                               THE REORGANIZATION

REORGANIZATION PLAN

     The terms and conditions under which the Reorganization will be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Prospectus and Information Statement.

     The Plan contemplates (i) Cornerstone Strategy Fund's acquiring substantially all of the assets of Growth Strategy Fund in exchange solely for shares of Cornerstone Strategy Fund and the assumption by Cornerstone Strategy Fund of all of Growth Strategy Fund's liabilities, if any, as of the Closing Date, and (ii) the distribution on the Closing Date of such shares to the shareholders of Growth Strategy Fund.

     The assets of Growth Strategy Fund to be acquired by Cornerstone Strategy Fund shall include all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) and other property of any kind owned by Growth Strategy Fund and any deferred or prepaid assets shown as assets on the books of Growth Strategy Fund. Cornerstone Strategy Fund will assume all liabilities of Growth Strategy Fund, if any; provided, however, that Growth Strategy Fund will utilize its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date. Cornerstone Strategy Fund will deliver to Growth Strategy Fund shares of Cornerstone Strategy Fund, which will be distributed to Growth Strategy Fund shareholders.

     The value of Growth Strategy Fund's assets to be acquired and the amount of its liabilities to be assumed by Cornerstone Strategy Fund and the net asset value of a share of Growth Strategy Fund will be determined as of the close of regular trading on the NYSE on the Closing Date and will be determined in accordance with the valuation procedures described in the then-current Cornerstone Prospectus and SAI. Securities and other assets for which market quotations are not readily available will be valued by a method that the Trustees of the Trust believe accurately reflects fair value.

     As soon as practicable after the Closing Date, Growth Strategy Fund will distribute PRO RATA to its shareholders of record the shares of Cornerstone Strategy Fund it receives in the Reorganization, so that each shareholder of Growth Strategy Fund will receive a number of full and fractional shares of Cornerstone Strategy Fund equal in value to the shareholder's holdings in Growth Strategy Fund. Growth Strategy Fund will be dissolved as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Cornerstone Strategy Fund in the names of Growth
Strategy Fund shareholders and by transferring thereto the shares of Cornerstone Strategy Fund previously credited to the account of Growth Strategy Fund on those books. Each shareholder account shall be credited with the PRO RATA number of Cornerstone Strategy Fund's shares due to that shareholder. Fractional shares of Cornerstone Strategy Fund will be rounded to the third decimal place.

     Accordingly, immediately after the Reorganization, each former shareholder of Growth Strategy Fund will own shares of Cornerstone Strategy Fund that, except for rounding, will be equal to the value of that shareholder's shares of Growth Strategy Fund immediately prior to the Reorganization. Moreover, because shares of Cornerstone Strategy Fund will be issued at net asset value in exchange for net assets of Growth Strategy Fund that, except for rounding, will equal the aggregate value of those shares, the net asset value per share of Cornerstone Strategy Fund will be unchanged. Thus, the Reorganization will not result in a dilution of the value of any shareholder account. However, in general, the Reorganization substantially will reduce the percentage of ownership of each Growth Strategy Fund shareholder below such shareholder's current percentage of ownership in Growth Strategy Fund because, while the shareholder will have the same dollar amount invested initially in Cornerstone Strategy Fund that he or she had invested in Growth Strategy Fund, his or her investment will represent a smaller percentage of the combined net assets of the Funds.

     Any transfer taxes payable upon issuance of shares of Cornerstone Strategy Fund in a name other than that of the registered holder of the shares on the books of Growth Strategy Fund as of the time of transfer shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Growth Strategy Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is dissolved.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Plan. For instance, the Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Trust's Board of Trustees if it determines that the Reorganization would be inadvisable for either Fund. The Trust's officers may change or postpone the Closing Date.

REASONS FOR THE REORGANIZATION

     At a meeting held on February 20, 2002, the Board of Trustees of the Trust unanimously determined that the Reorganization is in the best interests of the shareholders of Growth Strategy Fund and Cornerstone Strategy Fund, and that the interests of shareholders of Growth Strategy Fund and Cornerstone Strategy Fund, respectively, will not be diluted as a result of the Reorganization. The Board of Trustees determined that the shareholders of Growth Strategy Fund will benefit by becoming shareholders of Cornerstone Strategy Fund because the Cornerstone Strategy Fund has consistently outperformed Growth Strategy Fund with less volatility. The Board of Trustees determined that the shareholders of Cornerstone Strategy Fund will also benefit from the Reorganization because the Reorganization will result in an increase in the assets of Cornerstone Strategy Fund, which may result in a slight decrease in the operating expenses of Cornerstone Strategy Fund.

     In approving the Reorganization, the Board of Trustees of the Trust considered a number of factors, including the following:

     (1) Cornerstone Strategy Fund and Growth Strategy Fund have similar investment objectives, strategies, and restrictions;

     (2) Growth Strategy Fund has been unable to attract sufficient asset for financial viability, and is unlikely to do so in the near-term future;

     (3) the historical expense ratio of Growth Strategy Fund, prior to giving effect to existing fee waivers and reimbursements by IMCO, is higher than the historical expense ratio of Cornerstone Strategy Fund;

     (4) IMCO has indicated that it will not continue to waive fees and reimburse expenses of Growth Strategy Fund after September 30, 2002, which will result in a higher expense ratio for Growth Strategy Fund in the future;

     (5)  Cornerstone  Strategy   Fund  has  consistently  outperformed  Growth
Strategy Fund over the past one-, three- and five-year periods ended December 31, 2001;

     (6) Cornerstone Strategy Fund has experienced materially less volatility than Growth Strategy Fund over the past three calendar years;

     (7) the Reorganization will permit the fixed costs of Cornerstone Strategy Fund to be spread over a larger asset base, which over time may result in a slight decrease in the operating expenses of the Cornerstone Strategy Fund;

     (8) the Reorganization will be treated as a tax-free transaction to Growth Strategy Fund and its shareholders; and

     (9) because of the expense cap currently in effect for Growth Strategy Fund and IMCO's commitment to cap expenses for the Cornerstone Strategy Fund effective March 31, 2002, the expenses of the Reorganization will be borne by IMCO.

     The Board of Trustees also considered alternatives to the Reorganization, such as liquidating Growth Strategy Fund or maintaining the status quo, and concluded that the Reorganization will produce a better result for all parties. In this regard, the Boards of Trustees recognized that IMCO will also benefit from the Reorganization as a result of a reduction in its costs associated with operating Growth Strategy Fund.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     The Trust is registered with the SEC as an open-end management investment company. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Shares of Cornerstone Strategy Fund represent an equal proportionate interest in the Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to the Fund when declared by the Trustees. In the event Cornerstone Strategy Fund were to be liquidated in the future, shareholders would be entitled to share pro rata in the net assets belonging to the Fund available for distribution. Shares of Cornerstone Strategy Fund have identical voting, dividend, redemption, liquidation, and other rights. When issued, each share is fully paid and nonassessable by the Trust, has no preemptive or subscription rights, and is fully transferable. There are no conversion rights.

     At a meeting held on February 20, 2002, the Board of Trustees of the Trust authorized the issuance of shares of beneficial interest in Cornerstone Strategy Fund. These shares will be issued to Growth Strategy Fund shareholders as of the Closing Date in exchange for their Growth Strategy Fund shares.

     The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting.

     Under Massachusetts law, the shareholders of Cornerstone Strategy Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Massachusetts law might not be applied in other states, the Trust Instrument of the Trust requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or the Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

     The exchange of Growth Strategy Fund's assets for Cornerstone Strategy Fund shares and the latter's assumption of Growth Strategy Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code.

     (1) Cornerstone Strategy Fund's acquisition of Growth Strategy Fund's assets in exchange solely for Cornerstone Strategy Fund shares and the latter's assumption of Growth Strategy Fund's liabilities, followed by Growth Strategy Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Growth Strategy Fund shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Growth Strategy Fund will recognize no gain or loss on the transfer to Cornerstone Strategy Fund of its assets in exchange solely for Cornerstone Strategy Fund shares and the latter's assumption of Growth Strategy Fund's liabilities or on the subsequent distribution of those shares to Growth Strategy Fund's shareholders in exchange for their Growth Strategy Fund shares;

     (3) Cornerstone Strategy Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Cornerstone Strategy Fund shares and its assumption of Growth Strategy Fund's liabilities;

     (4) Cornerstone Strategy Fund's basis in the transferred assets will be the same as Growth Strategy Fund's basis therein immediately before the Reorganization, and Cornerstone Strategy Fund's holding period for those assets will include Growth Strategy Fund's holding period therefor;

     (5) A Growth Strategy Fund shareholder will recognize no gain or loss on the constructive exchange of all of his or her Growth Strategy Fund shares solely for Cornerstone Strategy Fund shares pursuant to the Reorganization; and

     (6) A Growth Strategy Fund shareholder's aggregate basis in the Cornerstone Strategy Fund shares he or she receives in the Reorganization will be the same as the aggregate basis in his or her Growth Strategy Fund shares constructively surrendered in exchange for those Cornerstone Strategy Fund shares, and his or her holding period for those Cornerstone Strategy Fund shares will include his or her holding period for those Growth Strategy Fund shares, provided the shareholders held them as capital assets on the Closing Date.

     The Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Cornerstone Strategy Fund's utilization after the transactions of previous capital losses realized by Growth Strategy Fund could be subject to limitation in future years under the Code.

     Shareholders of Growth Strategy Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

     The following table shows the capitalization of Growth Strategy Fund and Cornerstone Strategy Fund as of November 30, 2001, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date.

                                   PRO FORMA       GROWTH      CORNERSTONE
                                   COMBINED       STRATEGY       STRATEGY
 ------------------------------------------------------------------------------
 Net Assets (000)                  $1,208,920    $ 263,113    $   945,807
 Net Asset Value per share         $    23.99    $   12.23    $     23.99
 Shares Outstanding (000)              50,389       21,508         39,422

             ADDITIONAL INFORMATION ABOUT CORNERSTONE STRATEGY FUND


INVESTMENT PERFORMANCE

     The investment value of Cornerstone Strategy Fund will fluctuate with the changing market values of the investments in the Fund. The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year for the past ten years.

[BAR CHART]
               CALENDAR YEAR      TOTAL RETURN
                    1992                6.35
                    1993               23.73
                    1994               -1.05
                    1995               18.40
                    1996               17.87
                    1997               15.64
                    1998                2.01
                    1999                8.13
                    2000                2.75
                    2001               -4.72

                                  BEST QUARTER
                              10.06% 1ST QTR. 1993

                                  WORST QUARTER
                              -10.72% 3RD QTR. 1998

     The following table shows how Cornerstone Strategy Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions and (2) assumes that you paid taxes on the Fund's distributions and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In the example that assumes all Fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that you received a tax deduction for the loss incurred on the sale. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

     Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

===============================================================================
                        AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001)
                                                                        SINCE
                                            PAST     PAST       PAST   INCEPTION
 CORNERSTONE STRATEGY FUND                 1 YEAR   5 YEARS   10 YEARS  8/15/84
-------------------------------------------------------------------------------
 Return Before Taxes                       -4.72%     4.54%     8.54%   10.37%
 Return After Taxes on Distributions       -5.90%     2.52%     6.51%    8.74%
 Return After Taxes on Distributions
   and Sale of Fund Shares                 -2.63%     3.07%     6.31%    8.33%
................................................................................

 S&P 500 Index* (reflects NO DEDUCTION
   FOR FEES, EXPENSES, OR TAXES)          -11.88%    10.70%    12.93%   15.04%
 Lipper Global Flexible
   Funds Index** (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES, OR TAXES)          -10.38%     5.74%     7.87%     n/a


 * THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

** LIPPER GLOBAL FLEXIBLE FUNDS INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THE LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT ALLOCATE THEIR INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING BOTH DOMESTIC AND FOREIGN STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURN. AT LEAST 25% OF EACH PORTFOLIO IS INVESTED IN SECURITIES TRADED OUTSIDE OF THE UNITED STATES, INCLUDING SHARES OF GOLD MINES, GOLD-ORIENTED MINING FINANCE HOUSES, GOLD COINS, OR BULLION.
===============================================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     See Appendix B for management's discuss of the performance of Cornerstone Strategy Fund and the material factors affecting this performance.

MANAGEMENT INFORMATION

     IMCO serves as the manager of Cornerstone Strategy Fund. IMCO is an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution whose mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288. As of December 31, 2001, the total assets under management by IMCO were approximately $42 billion.

     IMCO provides investment management services to Cornerstone Strategy Fund pursuant to an Advisory Agreement. Under this agreement, IMCO is responsible for managing Cornerstone Strategy Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. For its services, Cornerstone Strategy Fund pays IMCO an annual fee. This fee is computed and paid at three-fourths of one percent (.75%) of average net assets.

     Beginning with the month ending July 31, 2002, the investment management fee for Cornerstone Strategy Fund will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of Cornerstone Strategy Fund relative to the performance of the Lipper Global Flexible Funds Index. The base fee for Cornerstone Strategy Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing Cornerstone Strategy Fund's performance to that of the Lipper Index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of Cornerstone Strategy Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

================================================================================
      OVER/UNDER PERFORMANCE                 ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX              (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1              OF A FUND'S AVERAGE NET ASSETS)

          +/- 100 to 400                              +/- 4
          +/- 401 to 700                              +/- 5
        +/- 701 and greater                           +/- 6

 ---------------
   1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND
     ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).
================================================================================

     In addition to providing investment management services, IMCO also provides administration, shareholder servicing, and distribution services to Cornerstone Strategy Fund. IMCO's affiliate, USAA Shareholder Account Services, provides transfer agency services for Cornerstone Fund.

Portfolio Managers

PRECIOUS METALS AND MINERALS SECURITIES
AND REAL ESTATE SECURITIES

     Mark W. Johnson, CFA, assistant vice president of Equity Investments, has managed the Precious Metals and Minerals Securities and Real Estate Securities investment categories since January 1994. He has 27 years' of investment management experience and has worked for IMCO for 13 years. Mr. Johnson earned the Chartered Financial Analyst designation in 1978 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA and a BBA from the University of Michigan.

U.S. STOCKS

     James H. Behrmann, CFA, assistant vice president of Equity Investments, is the asset allocation manager and has comanaged the U.S. Stocks investment category since April 2002. Mr. Behrmann has 29 years' investment management experience and has worked for us for three years. Prior to joining us, he worked for Van Kampen American Capital from June 1985 to January 1998. He earned the Chartered Financial Analyst designation in 1977 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA and a BS from Southern Illinois University and an MS from George Washington University.

     Mitchell S. Brivic, CFA, portfolio manager of Equity Investments, has comanaged the U.S. Stocks investment category since April 2002. Mr. Brivic has seven years' investment management experience and has worked for us for six years. Mr. Brivic earned the Chartered Financial Analyst designation in 1997 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds a BBA in Finance and Marketing from Baylor University and an MBA from the Wharton School of Business at the University of Pennsylvania.

     Timothy P. Beyer, CFA, portfolio manager of Equity Investments, has comanaged the U.S. Stocks investment category since April 2002. Mr. Beyer has 11 years' investment management experience and has worked for us for since August 2000. Prior to joining us, he worked for Banc of America Capital

Management Inc. from December 1988 to August 2000. He earned the Chartered Financial Analyst designation in 1993 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds a BSBA from East Carolina University.

INTERNATIONAL STOCKS

     Albert C. Sebastian, CFA, vice president of International Mutual Funds, has co-managed the International Stocks investment category since October 1996. He has 17 years' investment management experience and has worked for IMCO for ten years. Mr. Sebastian earned the Chartered Financial Analyst designation in 1989 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the International Society of Financial Analysts. He holds an MBA from the University of Michigan and a BA from Holy Cross College, Massachusetts.

     Kevin P. Moore, assistant vice president of Equity Investments, has co-managed the International Stocks investment category since October 1999. He has 14 years' investment management experience and has worked for IMCO for seven years. Mr. Moore is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from St. Mary's University and a BBA from George Washington University.

U.S. GOVERNMENT SECURITIES

     Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the U.S. Government Securities category since January 2002. She has 22 years' investment management experience and has worked for IMCO for two years. Prior to joining IMCO, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and BA from Radcliffe College.

SHAREHOLDER INFORMATION

TAX ID NUMBER

     Each  shareholder  named on the  account  must  provide a Social  Security
number  or  tax  identification   number  to  avoid  possible  tax  withholding
requirements set forth by the IRS.


EFFECTIVE DATE

     When a purchase is made,  the  purchase  price will be the net asset value
(NAV) per share next determined after IMCO receives the request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If a request and payment are received prior to that time, the purchase price will be the NAV per share determined for that day. If a request or payment is received after the NAV per share is calculated, the purchase will be effective on the next business day.

     If a shareholder plans to purchase Fund shares with a foreign check, IMCO suggests that the shareholder convert the foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process and will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS
ADDITIONAL PURCHASES

o   $50 per transaction, per account.

HOW TO PURCHASE BY . . .
INTERNET ACCESS - USAA.COM

o Shareholders may use their personal computer to perform certain mutual fund transactions by accessing IMCO's web site. To establish access to an account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once Internet access has been established to an account, shareholders will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization must be on file.

MAIL

o   To open an account, send the application and check to:

       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio,  TX 78288
       (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

o To add to an account, send the check and deposit stub in the business reply envelope that accompanies the Fund's transaction confirmation to the Transfer Agent:

       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

o To open an account, bring the application and check to the San Antonio investment sales and service office at:

       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE

o To open or add to an account, shareholders should instruct their bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:

       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Cornerstone Strategy Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s) _______________________________
       Shareholder(s) Mutual Fund Account No. _______________

ELECTRONIC FUNDS TRANSFER (EFT)

o Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

o If a shareholder has an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, they may call for instructions. To open an account by phone, the new account must have the same registration as the existing account.

USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

o In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, shareholders can use USAA TouchLine(R) from any touch-tone phone to access their Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an ESA and EFT Buy/Sell authorization on file.

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

o To purchase new and additional shares in a USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of the USAA brokerage account.

HOW TO REDEEM

     Shareholders may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), the redemption will be effective on the next business day.

     A shareholder's money will be sent within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. For shareholders considering redeeming shares soon after purchase, the purchase should be made by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, a capital gain or loss may be realized. Such capital gains or losses are based on the difference between the cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF SHARES ARE HELD IN A USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF THE USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO THE USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM BY . . .
INTERNET, MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

o   Access usaa.com.

o   Send written instructions to:

       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
       (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

o Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.

o Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

o Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

o Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when an application is completed. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding a shareholder's account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with shareholders are recorded and confirmations of account transactions are sent to the address of record. If stock certificates were issued for shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited.

USAA BROKERAGE SERVICES

o Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

INVESTOR'S GUIDE TO USAA MUTUAL FUND SERVICES

     Upon an initial investment, shareholders will receive the INVESTOR'S GUIDE to help get the most out of the USAA mutual fund account and to assist in their role as an investor. In the INVESTOR'S GUIDE, shareholders will find additional information on purchases, redemptions, and methods of payment. Also in-depth information on automatic investment plans, shareholder statements and reports, and other useful information may be found.

ACCOUNT BALANCE

     USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

FUND RIGHTS

The Fund reserves the right to:

o   reject purchase or exchange orders when in the best interest of the Fund

o limit or discontinue the offering of shares of the Fund without notice to the shareholders

o require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

o   redeem an account with less than $900, with certain limitations

EXCHANGE PRIVILEGE

     The exchange privilege is automatic when an application is completed. Shareholders may exchange shares among Funds in the USAA family of funds, provided these shares are not held in stock certificate form and the shares to be acquired are offered in the shareholder's state of residence. Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After the exchange orders are received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, a capital gain or loss may be realized. Such capital gains or losses are based on the difference between the cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF SHARES ARE HELD IN A USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF THE USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO THE USAA BROKERAGE ACCOUNT.

     The  Fund  has   undertaken   certain   procedures   regarding   telephone
transactions.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHARE PRICE CALCULATION

     The price at which Fund shares are purchased and redeemed is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. Shareholders may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4 p.m. Eastern Time.

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. The calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. As such, the NAV of the Fund's shares may change on days when the shareholders will not be able to purchase or redeem shares. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, IMCO determines that a particular event would materially affect the Fund's NAV, then, under the general supervision of the Fund's Board of Trustees, IMCO will use all relevant, available information to determine a fair value for the affected portfolio securities.

     Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

     Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Fund's Board of Trustees.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

DIVIDENDS AND DISTRIBUTIONS

     Cornerstone Strategy Fund pays net investment income dividends annually. Ordinarily, any capital gain distribution will be paid in December. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

     All income dividends and capital gain distributions will automatically be reinvested in the Fund unless the shareholder instructs IMCO differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. Shareholders should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these dividends and distributions are subject to taxes.

     Any dividend or distribution payment returned to IMCO will be invested in the shareholder's account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in the shareholder's account at the then-current NAV per share.

TAXES

     This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this prospectus. Distributions shareholders receive from each Fund are subject to federal income tax and may be subject to state or local taxes. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time a shareholder holds the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

     WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

o   fails to furnish the Fund with a correct tax identification number
o   underreports dividend or interest income or
o   fails to certify that he or she is not subject to withholding

     To avoid this withholding requirement, shareholders must certify, on your application or on a separate Form W-9 supplied by the Fund's transfer agent, that the tax identification number is correct and the shareholder is not currently subject to backup withholding.

     REPORTING - The Fund will report information to shareholders annually concerning the tax status of dividends and distributions for federal income tax purposes.

FUTURE SHAREHOLDER MAILINGS

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if the shareholder or a family member own more than one account in the Fund. For many, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if a shareholder would like to receive individual copies, please call and IMCO will begin individual delivery within 30 days of the request.

     In the future the Fund anticipates offering shareholders the option of receiving financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help shareholders understand the Cornerstone Strategy Fund's financial performance for the past five fiscal years and the six-month period ended November 30, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, with the exception of the unaudited information for the six-month period ended November 30, 2001) whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                           (UNAUDITED)
                            SIX-MONTH
                           PERIOD ENDED
                            NOVEMBER 30,                      YEAR ENDED MAY 31,
                          --------------------------------------------------------------------------------------
                             2001            2001          2000           1999           1998            1997
                          --------------------------------------------------------------------------------------

Net asset value at
  beginning of period     $    25.26     $     26.27   $     27.29    $     29.89    $     27.96    $      25.47
Net investment income            .22             .58           .63            .88            .77             .74
Net realized and
  unrealized gain (loss)       (1.49)           (.40)          .80          (1.14)          3.78            3.37
Distributions from net
 investment income               -              (.48)         (.78)          (.81)          (.72)           (.78)
Distributions of realized
 capital gains                   -              (.71)        (1.67)         (1.53)         (1.90)           (.84)
                          ---------------------------------------------------------------------------------------
Net asset value at
  end of period           $    23.99     $     25.26   $     26.27    $     27.29    $     29.89    $      27.96
                          =======================================================================================
Total return (%) *             (5.07)            .58          5.49           (.74)         17.15           16.94
Net assets at end
  of period (000)         $  945,807     $ 1,016,101   $ 1,097,170    $ 1,257,817    $ 1,500,258    $  1,263,355
Ratio of expenses to
  average net assets (%)        1.13a,b         1.07b         1.09           1.05           1.01            1.06
Ratio of net investment
  income to average
  net assets (%)                1.76a,c         2.26          2.43           3.12           2.64            2.88
Portfolio turnover (%)         17.63           54.67         37.46          46.27          32.73           35.14


 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.
(c) Without the adoption of the change in amortization method, this amount would have been 1.77%.

                       INFORMATION REGARDING FIVE PERCENT
               SHARE OWNERSHIP AND INTERESTS OF AFFILIATED PERSONS

FIVE PERCENT HOLDERS

     At January 31, 2002, there was no person who was known by the Trust to own beneficially or of record 5% or more of either Fund's outstanding shares.

SHARES HELD BY OFFICERS AND TRUSTEES

     At January 31, 2002, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.


                                  MISCELLANEOUS

AVAILABLE INFORMATION

     The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

LEGAL MATTERS

     Certain legal matters in connection with the issuance of Cornerstone Strategy Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, counsel to the Trust.

EXPERTS

     The audited financial statements of Cornerstone Strategy Fund and Growth Strategy Fund, incorporated by reference in the Statement of Additional Information, have been audited by KPMG LLP, independent auditors, to the extent indicated in their reports thereon which are included in the Annual Reports to shareholders of Cornerstone Strategy Fund and Growth Strategy Fund for the fiscal year ended May 31, 2001. The financial statements of Cornerstone
Strategy Fund and Growth Strategy Fund audited by KPMG LLP have been incorporated by reference in the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

                         USAA CORNERSTONE STRATEGY FUND

                            9800 FREDERICKSBURG ROAD
                            SAN ANTONIO, TEXAS 78288

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 25, 2002

     This Statement of Additional Information relates to the reorganization of USAA Growth Strategy Fund (Growth Strategy Fund) into USAA Cornerstone Strategy Fund (Cornerstone Strategy Fund), whereby Growth Strategy Fund will transfer substantially all of its assets to Cornerstone Strategy Fund, and shareholders in Growth Strategy Fund will receive shares of Cornerstone Strategy Fund, in exchange for their shares of Growth Strategy Fund.

     This Statement of Additional Information consists of the information set forth herein and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

     (1) The Statement of Additional Information for Cornerstone Strategy Fund and Growth Strategy Fund, dated October 1, 2001, as filed on October 1, 2001 and supplemented on November 7, 2001, except for the additional information contained herein, which has been updated as of the fiscal year ended May 31, 2001.

     (2) The audited financial statements of Cornerstone Strategy Fund are included in the Cornerstone Strategy Fund Annual Report for the fiscal year ended May 31, 2001, as filed on July 27, 2001.

     (3) The unaudited financial statements of Cornerstone Strategy Fund for the period ended November 30, 2001, are included in the Cornerstone Strategy Fund Semiannual Report dated November 30, 2001, as filed on January 30, 2002.

     (4) The audited financial statements of Growth Strategy Fund are included in the Growth Strategy Fund Annual Report for the fiscal year ended May 31, 2001, as filed on July 27, 2001.

     (5) The unaudited financial statements of Growth Strategy Fund for the period ended November 30, 2001, are included in the Growth Strategy Fund Semiannual Report dated November 30, 2001, as filed on January 29, 2002.

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Information Statement dated March 25, 2002, relating to the above-referenced matter. A copy of the Prospectus and Information Statement may be obtained by calling USAA Investment Management Company at 1-800-531-8181.

            ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND OFFICERS

The Board of Trustees consists of eight Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates. The term of office for each director shall be fifteen (15) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders. Set forth below are the Trustees and officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

INTERESTED TRUSTEES1

Robert G. Davis 2
Trustee and Chairman of the Board of Trustees
Age: 55

President and Chief Executive Officer of United Services Automobile Association
(USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of
USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Davis has served in his capacity as trustee since December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Life Insurance Company, USAA Federal Savings Bank, and USAA Real Estate Company.

Christopher W. Claus 2
Trustee, President, and Vice Chairman of the Board of Trustees
Age: 41

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Claus has served in his capacity as trustee since February 2001. He serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the officer position of Senior Vice President of USAA Life Investment Trust, a registered company offering five individual funds at December 31, 2001.

David G. Peebles 4
Trustee and Vice President
Age: 62

Director, IMCO (12/98-present); Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Director/Trustee and Vice President of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Peebles has served in his capacity as trustee since January 2000. He also holds the officer position of Senior Vice President of USAA Shareholder Account Services and Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds at December 31, 2001.

NON INTERESTED TRUSTEES

Barbara B. Dreeben 3, 4, 5
USAA Investment Management Company
P.O. Box 659430
San Antonio, TX 78265-9430
Trustee
Age: 56

President, Postal Addvantage (7/92-present), which is a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Ms. Dreeben has served in her capacity as trustee since January 1994. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
USAA Investment Management Company
P.O. Box 659430
San Antonio, TX 78265-9430
Trustee
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Dr. Mason has served in his capacity as trustee since January 1997. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Michael F. Reimherr 3, 4, 5
USAA Investment Management Company
P.O. Box 659430
San Antonio, TX 78265-9430
Trustee
Age: 56

President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Reimherr has served in his capacity as trustee since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
USAA Investment Management Company
P.O. Box 659430
San Antonio, TX 78265-9430
Trustee
Age: 52

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of each of the remaining funds within the USAA family of funds. Dr. Starks has served in her capacity as trustee since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
USAA Investment Management Company
P.O. Box 659430
San Antonio, TX 78265-9430
Trustee
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. Mr. Zucker has served in his capacity as trustee since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.


INTERESTED OFFICERS1

Kenneth E. Willmann
Vice President
Age: 55

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (09/94-12/99). Mr. Willmann serves as Vice President of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. He also holds the officer position of Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Michael D. Wagner
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner also holds the officer position of Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard
Assistant Secretary
Age: 38

Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard also holds the officer position of Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Services, the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001, and for USAA Life Investment Trust consisting of five individual funds at December 31, 2001.

David M. Holmes
Treasurer
Age: 41

Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes also holds the officer position of Treasurer of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr.
Assistant Treasurer
Age: 41

Assistant Vice President, Mutual Fund Analysis & Support, IMCO; (10/01-present); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo Assistant Treasurer for the
USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001.

-------------------------------------------------------------------------------
  1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
  2 Member of Executive Committee
  3 Member of Audit Committee
  4 Member of Pricing and Investment Committee
  5 Member of Corporate Governance Committee

     The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Trust. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Trust. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Trust. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

     The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. A portion of these meetings is devoted to meetings of various committees of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the Funds' most recent full fiscal year ended May 31, 2001, the Board of Trustees held meetings six times; the Audit Committee held meetings three times; the Pricing and Investment Committee held meetings three times; and the Corporate Governance Committee held meetings four times.

     The following table sets forth the dollar range of equity securities beneficially owned by the Trustees of the Trust Funds listed in this SAI and in all the USAA family of funds overseen by the Trustees as of the calendar year ended December 31, 2001.


                           BALANCED          INCOME        GROWTH       PRECIOUS METALS     CORNERSTONE
                         STRATEGY FUND   STRATEGY FUND  STRATEGY FUND   MINERALS FUND      STRATEGY FUND

INTERESTED TRUSTEES

Robert G. Davis              None             None           None           None               None
Christopher W. Claus         None             None         0-$10,000        None               None
David G. Peebles             None             None           None           None               None


NON INTERESTED TRUSTEES

Barbara B. Dreeben           None             None           None           None               None
Robert L. Mason              None             None           None           None        $10,000 - $50,000
Michael F. Reimherr          None             None           None           None               None
Laura T. Starks              None             None           None           None               None
Richard A. Zucker            None             None           None           None               None

                           INTERNATIONAL   GROWTH AND TAX    WORLD GROWTH          EMERGING
                               FUND        STRATEGY FUND        FUND             MARKETS FUND
INTERESTED TRUSTEES

Robert G. Davis                None             None             None                 None
Christopher W. Claus     $10,001-$50,000    $0-$10,000           None                 None
David G. Peebles         $50,001-$100,000       None        $50,001-$100,000    $10,001-$50,000


NON INTERESTED TRUSTEES

Barbara B. Dreeben             None         Over $100,000        None                 None
Robert L. Mason                None             None             None                 None
Michael F. Reimherr            None             None             None                 None
Laura T. Starks           $10,000-$50,000       None             None                 None
Richard A. Zucker                None           None             None                 None



                                                                  USAA
                              GNMA        TREASURY MONEY     FAMILY OF FUNDS
                              FUND         MARKET FUND            TOTAL
INTERESTED TRUSTEES

Robert G. Davis                None             None              None
Christopher W. Claus           None             None          Over $100,000
David G. Peebles               None             None          Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben             None             None          Over $100,000
Robert L. Mason                None             None        $50,001-$100,000
Michael F. Reimherr        Over $100,000        None          Over $100,000
Laura T. Starks                None             None        $50,000-$100,000
Richard A. Zucker              None             None          Over $100,000


     There were no transactions or series of similar transactions relating directly or indirectly to the Non Interested Independent Trustee of the Trust and their immediate family members in which the amount involved exceeded $60,000 during the past two calendar years ended December 31, 2001.


                        APPROVAL OF ADVISORY AGREEMENTS

     INTRODUCTION. IMCO serves as the investment manager of the Funds pursuant to an advisory agreement between the Trust and IMCO (the IMCO Advisory Agreement).

     The IMCO Advisory Agreement was last approved unanimously by the Board of Trustees, on April 26, 2001 for a two-year period ending June 30, 2003. At this meeting, the trustees that are not "interested persons" of each Fund as defined in the Investment Company Act of 1940 (Independent Trustees) were represented by independent counsel to assist them in connection with their consideration of the Advisory Agreement. In advance of each meeting, the Trustees received substantial information relating to the Advisory Agreement and IMCO and were given the opportunity to ask questions and request additional information from management. After full consideration of a variety of factors, the Board of Trustees voted unanimously at the meeting to approve the Advisory Agreement then under consideration. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling.

     As part of the review process, the Board examined comparative information concerning the fees charged by investment advisers of similar mutual funds, the expense ratios of the Funds and comparable mutual funds and the performance of the Funds and comparable mutual funds over various time periods. The Board also examined financial information provided by IMCO concerning the profitability to IMCO and its affiliated companies attributable to operating the Funds, and the allocation of the Fund brokerage, including the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similiar services. Based upon these and other factors, the Board determined that the fees payable to IMCO under the Advisory Agreement were reasonable and approved the IMCO Advisory Agreement.


                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return of the Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE? in its prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which the Fund's price per share is calculated.

TOTAL RETURN

The average annual total returns of the Funds for the following periods ended December 31, 2001, is set forth below:

                                              1         5       10      SINCE
INCOME STRATEGY FUND                         YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                         -1.87%    6.36%      -      7.07%
Return After Taxes on Distributions         -3.81%    4.34%      -      5.02%
Return After Taxes on
  Distributions and Sale of Fund Shares     -1.13%    4.20%      -      4.77%


                                              1         5       10      SINCE
GROWTH  AND TAX STRATEGY FUND                YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                         -8.31%    5.22%    7.41%    8.14%
Return After Taxes on Distributions         -8.46%    4.69%    6.63%    7.42%
Return After Taxes on
  Distributions and Sale of Fund Shares     -4.09%    4.64%    6.32%    7.06%


                                              1         5       10      SINCE
BALANCED STRATEGY FUND                       YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                         10.96%   10.27%      -     10.75%
Return After Taxes on Distribution           8.75%    8.62%      -      9.18%
Return After Taxes on
  Distributions and Sale of Fund Shares      7.36%    7.78%      -      8.25%


                                              1         5       10      SINCE
CORNERSTONE STRATEGY FUND                    YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------

Return Before Taxes                         -4.72%    4.54%    8.54%   10.36%
Return After Taxes on Distributions         -5.90%    2.52%    6.51%    8.75%
Return After Taxes on
  Distributions and Sale of Fund Shares     -2.63%    3.07%    6.31%    8.33%


                                              1         5       10      SINCE
GROWTH STRATEGY FUND                         YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                        -12.34%    4.39%      -      7.83%
Return After Taxes on Distributions        -12.92%    3.00%      -      6.37%
Return After Taxes on
  Distributions and Sale of Fund Shares     -7.52%    3.20%      -      5.99%

                                               1        5       10      SINCE
EMERGING MARKETS FUND                        YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                         -5.79%   -6.96%      -     -3.54%
Return After Taxes on Distributions         -5.91%   -7.15%      -     -3.96%
Return After Taxes on
  Distributions and Sale of Fund Shares     -3.53%   -5.42%      -     -2.82%


                                               1        5       10      SINCE
PRECIOUS METALS AND MINERALS FUND            YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                         30.97%   -5.70%    .24%    -1.43%
Return After Taxes on Distributions         30.61%   -5.79%    .20%    -1.64%
Return After Taxes on
  Distributions and Sale of Fund Shares     18.86%   -4.49%    .19%    -1.12%


                                               1        5       10      SINCE
INTERNATIONAL FUND                           YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                        -14.58%    2.13%    7.47%    7.41%
Return After Taxes on Distributions        -14.94%     .89%    6.38%    6.50%
Return After Taxes on
  Distributions and Sale of Fund Shares     -8.88%    1.54%    5.99%    6.07%


                                               1        5       10      SINCE
WORLD GROWTH FUND                            YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                        -17.50%    3.59%      -      8.12%
Return After Taxes on Distributions        -17.68%    2.40%      -      7.02%
Return After Taxes on
  Distributions and Sale of Fund Shares    -10.65%    2.78%      -      6.55%


                                              1        5        10      SINCE
GNMA FUND                                    YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                          7.15%    6.55%    6.49%    7.16%
Return After Taxes on Distributions          4.63%    3.86%    3.70%    4.36%
Return After Taxes on
  Distributions and Sale of Fund Shares      4.32%    3.89%    3.79%    4.38%


                                               1        5       10      SINCE
TREASURY MONEY MARKET FUND                   YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------
Return Before Taxes                          3.80%    4.92%    4.54%    4.60%
Return After Taxes on Distributions          2.30%    2.95%    2.75%    2.82%
Return After Taxes on
  Distributions and Sale of Fund Shares      2.30%    2.95%    2.75%    2.82%


     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return
                n  =  number of years
             ERV   =  ending redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period
INSTRUCTIONS:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                P(1 + T)n = ATVD

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return (after taxes on distributions)
                n  =  number of years
            ATVD   =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period
Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                               P(1 + T)n = ATVDR

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return (after taxes on distributions)
                n  =  number of years
           ATVDR   =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period
INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

                        PRO FORMA FINANCIAL STATEMENTS


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

         NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ --------------------------------------------------
   USAA        USAA                                                                 USAA            USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                  Strategy        Strategy        Combined


                                      International Securities (25.8%)

                                      International Common Stocks

                                      Austria (0.3%)
     35,800      5,907      41,707    Boehler Uddeholm AG                       $    1,427      $       236      $     1,663
     12,900      2,000      14,900    VA Technologie AG                                260               40              300
     39,900      6,415      46,315    Vienna Airport (Flughafen Wien AG)             1,072              172            1,244
                                                                                  --------        ---------        ---------
                                                                                     2,759              448            3,207
                                                                                  --------        ---------        ---------

                                      Canada (2.7%)
     62,000      8,800      70,800    Bank of Montreal                               1,361              193            1,554
     91,356     15,535     106,891    C-MAC Industries, Inc. *                       2,362              402            2,764
    108,100     20,600     128,700    Canadian Imperial Bank of Commerce             3,713              707            4,420
    195,600     35,200     230,800    Canadian National Railway Co.                  8,724            1,570           10,294
     75,200     11,800      87,000    Manulife Financial Corp.                       2,076              326            2,402
    125,700     20,100     145,800    Nexen, Inc.                                    2,534              405            2,939
     48,000      8,700      56,700    Nortel Networks Corp.                            374               68              442
     66,300     11,300      77,600    Sun Life Financial Services                    1,540              262            1,802
    139,400     23,300     162,700    Suncor Energy, Inc.                            4,172              697            4,869
     53,900      9,600      63,500    Toronto-Dominion Bank                          1,356              242            1,598
                                                                                 ---------        ---------        ---------
                                                                                    28,212            4,872           33,084
                                                                                 ---------        ---------        ---------

                                      Chile (0.0%)
      7,800      1,300       9,100    Compania de Telecomunicaciones de Chile
                                       S.A. ADR *                                       90               15              105
                                                                                ----------        ---------        ---------

                                      China (0.1%)
    148,000     25,600     173,600    China Mobile Ltd. *                              523               91              614
                                                                                ----------        ---------        ---------

                                      Denmark (0.3%)
     75,000     12,600      87,600    TDC A/S "B"                                    2,617              440            3,057
                                                                                ----------        ---------        ---------

                                      Finland (1.2%)
    122,368     18,426     140,794    Metso OYJ                                      1,178              178            1,356
    363,700     62,600     426,300    Nokia Corp. ADR "A"                            8,369            1,440            9,809
     95,100     20,950     116,050    Perlos Corp.                                   1,014              223            1,237
    274,000     46,500     320,500    Sampo Leonia Insurance Co. "A"                 2,157              366            2,523
                                                                                ----------        ---------        ---------
                                                                                    12,718            2,207           14,925
                                                                                ----------        ---------        ---------


PROFORMA PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ --------------------------------------------------
   USAA        USAA                                                                 USAA            USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

                                      France (2.0%)
     37,900      8,600      46,500    Accor S.A.                                     1,256              285            1,541
     60,265     10,151      70,416    Aventis S.A.                                   4,211              709            4,920
     81,557     14,403      95,960    CNP Assurances                                 2,630              465            3,095
     16,000      3,000      19,000    Eramet Group                                     505               95              600
    108,000     18,000     126,000    Gemplus International S.A. *                     305               51              356
     63,400     11,000      74,400    Renault S.A.                                   2,182              379            2,561
     25,000      3,600      28,600    Rhodia S.A.                                      239               34              273
     68,733     11,324      80,057    Technip Coflexip SA ADR *                      2,072              341            2,413
     20,375      3,544      23,919    Technip-Coflexip S.A.                          2,400              417            2,817
     76,274     13,107      89,381    Total Fina S.A. ADR                            4,889              840            5,729
                                                                                ----------       ----------         --------
                                                                                    20,689            3,616           24,305
                                                                                ----------       ----------         --------

                                      Germany (1.4%)
     39,000      9,100      48,100    Bayerische HypoVereinsbank AG                  1,251            292              1,543
     58,800     12,300      71,100    Continental AG                                   711            149                860
     99,700     15,940     115,640    E. On AG                                       4,975            795              5,770
     42,600      7,100      49,700    Infineon Technologies AG                         837            139                976
      9,400      1,500      10,900    Infineon Technologies AG ADR                     184             29                213
     72,400     17,000      89,400    Merck KGaA                                     2,724            640              3,364
     25,400      4,510      29,910    SAP AG                                         3,140            558              3,698
     18,000      1,500      19,500    SAP AG ADR                                       559             47                606
                                                                                ----------       ----------        ---------
                                                                                    14,381          2,649             17,030
                                                                                ----------       ----------        ---------

                                      Hong Kong (0.2%)
    514,000     87,500     601,500    Amoy Properties Ltd.                             521               89              610
    158,000     28,000     186,000    Cathay Pacific Airways Ltd.                      191               34              225
    151,000     26,000     177,000    CITIC Pacific Ltd.                               333               57              390
    237,000     42,000     279,000    Esprit Holdings Ltd.                             263               47              310
     27,000      5,000      32,000    Hutchison Whampoa Ltd.                           248               46              294
     56,000     10,000      66,000    Sun Hung Kai Properties Ltd.                     411               73              484
                                                                                ----------        ---------        ---------
                                                                                     1,967              346            2,313
                                                                                ----------        ---------        ---------

                                      Hungary (0.0%)
      7,300      1,300       8,600    MOL Magyar Olaj - es Gazipari Rt.                131               23              154
                                                                                ----------        ---------        ---------

                                      India (0.2%)
     88,300     15,200     103,500    Associated Cement Co. Ltd.                       314               54              368


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA            USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined


     66,600     11,700      78,300    Bharat Heavy Electricals Ltd.                    203               36              239
     73,200     12,600      85,800    Bharat Petroleum Corp. Ltd.                      290               50              340
      9,000      1,600      10,600    Dr. Reddy's Laboratories Ltd.                    179               32              211
     10,300      1,900      12,200    HDFC Bank Ltd. ADR *                             146               27              173
     21,500      4,000      25,500    Hero Honda Motors Ltd.                           110               20              130
      2,400        400       2,800    Infosys Technologies Ltd.                        195               33              228
     25,000      4,300      29,300    Nestle India Ltd.                                258               44              302
     63,272     11,236      74,508    Reliance Industries Ltd.                         383               68              451
     69,900     12,200      82,100    Satyam Computer Services Ltd.                    310               54              364
                                                                                 ---------       ----------        ---------
                                                                                     2,388              418            2,806
                                                                                 ---------       ----------        ---------

                                      Israel (0.1%)
      5,500        650       6,150    Check Point Software Technologies
                                       Ltd. ADR *                                      211               25              236
      5,200        900       6,100    Taro Pharmaceutical Industries Ltd. *            188               32              220
      5,500      1,310       6,810    Teva Pharmaceutical Industries Ltd. ADR          321               77              398
                                                                                ----------       ----------        ---------
                                                                                       720              134              854
                                                                                ----------       ----------        ---------

                                      Italy (1.2%)
     40,000      6,000      46,000    ENI S.p.A.                                       470               71              541
     71,700     12,800      84,500    ENI S.p.A. ADR                                 4,245              758            5,003
    315,000     46,550     361,550    Italgas S.p.A.                                 2,822              417            3,239
     95,500     15,500     111,000    Telecom Italia S.p.A.                            814              132              946
    691,200    139,800     831,000    Telecom Italia S.p.A. Savings                  3,498              707            4,205
                                                                                ----------       ----------         --------
                                                                                    11,849            2,085           13,934
                                                                                ----------       ----------         --------

                                      Japan (3.1%)
     47,000      7,000      54,000    Daibiru Corp.                                    276               41              317
     82,000     12,000      94,000    Fujitsu Ltd.                                     677               99              776
     55,000     10,000      65,000    Ito-Yokado Co. Ltd.                            2,468              449            2,917
     36,600      8,300      44,900    Meitec Corp.                                   1,001              227            1,228
    154,000     26,000     180,000    Mitsui Fudosan Co. Ltd.                        1,405              237            1,642
     42,900      6,900      49,800    Murata Manufacturing Co. Ltd.                  2,900              466            3,366
    312,000     55,000     367,000    Nikko Cordial Corp.                            1,646              290            1,936
        515         96         611    Nippon Telegraph & Telephone Corp. (NTT)       2,132              397            2,529
        118         19         137    NTT Mobile Communication Network, Inc.         1,542              248            1,790
     52,500      5,500      58,000    Paris Miki, Inc.                               1,555              163            1,718
     39,900      5,550      45,450    Sanix, Inc.                                    1,742              242            1,984
     49,000      8,000      57,000    Shin-Etsu Chemical Co. Ltd.                    1,853              303            2,156
     42,400      8,100      50,500    Sony Corp.                                     1,999              382            2,381


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA            USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined


    209,000     40,000     249,000    Sumitomo Corp.                                 1,143              219            1,362
     78,000     14,500      92,500    Sumitomo Electric Industries Ltd.                650              121              771
    107,000     19,000     126,000    Takeda Chemical Industries Ltd.                4,880              867            5,747
    272,000     44,000     316,000    Toshiba Corp.                                  1,161              188            1,349
        627        118         745    West Japan Railway Co.                         2,748              517            3,265
                                                                                ----------        ---------        ---------
                                                                                    31,778            5,456           37,234
                                                                                ----------        ---------        ---------

                                      Korea (0.4%)
     29,400      5,200      34,600    Daeduck Electronics Co. Ltd.                     283               50              333
     11,000      2,000      13,000    Hyundai Mobis                                    155               28              183
     11,000      2,000      13,000    Hyundai Motor Co. Ltd.                           220               40              260
     37,100      6,500      43,600    Hyundai Securities Co. *                         328               58              386
     19,534      3,391      22,925    Kookmin Bank                                     755              131              886
     16,361      3,025      19,386    Korea Telecom Corp. ADR                          380               70              450
      9,700      1,700      11,400    Samsung Electro Mechanics Co. Ltd.               292               51              343
      3,486        601       4,087    Samsung Electronics Co. Ltd.                     599              103              702
     83,700     14,700      98,400    Samsung Heavy Industries Co. Ltd. *              257               45              302
      7,300      1,300       8,600    Samsung SDI Co. Ltd.                             334               60              394
      8,400      1,400       9,800    Samsung Securities Co. Ltd.                      298               50              348
      2,500        400       2,900    Shinsegae Co. Ltd.                               224               36              260
                                                                                ----------        ---------        ---------
                                                                                     4,125              722            4,847
                                                                                ----------        ---------        ---------

                                      Malaysia (0.1%)
    267,000     47,000     314,000    IJM Corp. Bhd                                    294               52              346
    119,000     20,000     139,000    Tanjong plc                                      261               44              305
                                                                                ----------        ---------        ---------
                                                                                       555               96              651
                                                                                ----------        ---------        ---------

                                      Mexico (0.3%)
     24,600      5,300      29,900    America Movil S.A. de C.V. ADR "L"               427               92              519
     15,100      2,700      17,800    Cemex S.A. de C.V. ADR                           381               68              449
     10,600      2,200      12,800    Fomento Economico Mexicano S.A. de
                                       C.V. ADR                                        361               75              436
    157,200     27,000     184,200    Grupo Financiero Banorte S.A. de C.V. *          298               51              349
    520,900    102,000     622,900    Grupo Financiero BBVA Bancomer S.A. de
                                       C.V.*                                           401               79              480
     95,800     16,200     112,000    Grupo Modelo S.A. de C.V. "C"                    217               37              254
      1,800        400       2,200    Grupo Televisa S.A. de C.V. ADR *                 62               14               76
     12,500      1,800      14,300    Telefonos de Mexico S.A. de C.V. ADR "L"         419               60              479
                                                                                ----------        ---------         --------
                                                                                     2,566              476            3,042
                                                                                ----------        ---------         --------

                                      Netherlands (2.6%)


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

    124,200     21,800     146,000    Akzo Nobel N.V.                                5,602              983            6,585
     89,900     16,900     106,800    Fortis NL N.V.                                 2,099              395            2,494
     42,500      7,100      49,600    Gucci Group N.V.                               3,772              630            4,402
    194,160     32,600     226,760    ING Group N.V.                                 5,079              853            5,932
      8,500      1,400       9,900    Koninklijke Ahold N.V.                           251               41              292
     66,247     11,360      77,607    Koninklijke KPN N.V. *                           302               52              354
    207,789     36,333     244,122    Koninklijke Philips Electronics N.V.           5,625              984            6,609
     39,300      5,000      44,300    Oce-van der Grinten N.V.                         359               46              405
    131,200     22,100     153,300    Versatel Telecom International N.V. *            156               26              182
     53,700      8,600      62,300    VNU N.V.                                       1,732              277            2,009
    101,200     19,700     120,900    Vopak Kon N.V.                                 1,594              310            1,904
                                                                                ----------        ---------        ---------
                                                                                    26,571            4,597           31,168
                                                                                ----------        ---------        ---------

                                      Norway (0.4%)
    310,000     33,000     343,000    DNB Holdings ASA                               1,296              138            1,434
    196,230     25,820     222,050    Statoil ASA *                                  1,275              168            1,443
    321,500     58,300     379,800    Storebrand ASA                                 1,779              322            2,101
                                                                                ----------        ---------        ---------
                                                                                     4,350              628            4,978
                                                                                ----------        ---------        ---------

                                      Poland (0.0%)
     32,700      5,700      38,400    Telekomunikacja Polska S.A. *                    121               21              142
                                                                                ----------        ---------        ---------

                                      Portugal (0.8%)
    730,878    143,908     874,786    Banco Comercial Portugues S.A. *               3,005              591            3,596
    227,000     45,000     272,000    Brisa-Auto Estrada de Portugal S.A.            1,932              383            2,315
    250,206     49,980     300,186    Portugal Telecom S.A. ADR *                    1,881              376            2,257
    141,465     19,719     161,184    Telecel-Comunicacoes Pessoais S.A. *           1,104              154            1,258
                                                                                ----------        ---------         --------
                                                                                     7,922            1,504            9,426
                                                                                ----------        ---------         --------

                                      Russia (0.1%)
  3,600,000    634,000   4,234,000    Mosenergo                                        127               22              149
     20,200      3,600      23,800    Surgutneftegaz Jsc ADR                           277               49              326
  1,252,000    212,000   1,464,000    Unified Energy Systems                           181               31              212
     24,500      4,100      28,600    YUKOS Oil Co.                                    105               18              123
                                                                                ----------        ---------         --------
                                                                                       690              120              810
                                                                                ----------        ---------         --------
                                      Singapore (0.2%)
    184,000     32,000     216,000    City Developments Ltd.                           484               84              568
     56,400      9,600      66,000    DBS Group Holdings Ltd.                          351               60              411


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

    370,000     65,000     435,000    Keppel Land Corp. Ltd.                           333               59              392
    239,200     41,000     280,200    SembCorp Industries Ltd.                         183               31              214
     59,700     10,400      70,100    Singapore Airlines Ltd.                          307               53              360
                                                                                ----------        ---------        ---------
                                                                                     1,658              287            1,945
                                                                                ----------        ---------        ---------

                                      South Africa (0.1%)
     31,000      5,300      36,300    Anglo American plc                               466               80              546
          -      7,000       7,000    Gold Fields Ltd. ADR                               -               32               32
      5,000        800       5,800    Impala Platinum Holdings Ltd.                    209               33              242
     21,900      3,900      25,800    Sappi Ltd.                                       230               41              271
     24,200      5,300      29,500    SASOL Ltd.                                       200               44              244
     10,100      1,600      11,700    South African Breweries plc                       66               11               77
     35,400      6,400      41,800    Standard Bank Investment Corp. Ltd.              100               18              118
                                                                                ----------        ---------        ---------
                                                                                     1,271              259            1,530
                                                                                ----------        ---------        ---------

                                      Spain (1.0%)
    180,887     40,572     221,459    Altadis S.A.                                   2,884              647            3,531
    276,333     43,353     319,686    Banco Bilbao Vizcaya Argentaria, S.A.          3,401              534            3,935
    149,750     26,550     176,300    Repsol S.A.                                    2,106              373            2,479
     56,512     12,320      68,832    Telefonica de Espana S.A. ADR *                2,256              492            2,748
                                                                                ----------        ---------        ---------
                                                                                    10,647            2,046           12,693
                                                                                ----------        ---------        ---------

                                      Sweden (1.4%)
    182,600     39,520     222,120    Autoliv, Inc. GDR                              3,389              733            4,122
  1,266,762    262,248   1,529,010    Nordea AB                                      6,293            1,303            7,596
    150,320     21,360     171,680    Skandinaviska Enskilda Banken "A"              1,325              188            1,513
    554,215    124,379     678,594    Swedish Match AB                               2,779              624            3,403
                                                                                ----------        ---------        ---------
                                                                                    13,786           2,848           16,634
                                                                                ----------        ---------        ---------

                                      Switzerland (0.8%)
     92,600     16,000     108,600    Novartis AG                                    3,262              563            3,825
      3,838        559       4,397    Sulzer AG                                        568               83              651
     84,629     15,423     100,052    Syngenta AG *                                  4,306              785            5,091
                                                                                ----------        ---------        ---------
                                                                                     8,136            1,431            9,567
                                                                                ----------        ---------        ---------

                                      Taiwan (0.2%)
     11,800        900      12,700    Asustek Computer, Inc.                            47                3               50
    452,100     62,700     514,800    Bank Sinopac *                                   177               24              201
    188,000     33,000     221,000    Delta Electronics, Inc.                          255               45              300


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

     44,500     12,500      57,000    Hon Hai Precision Industry Co. Ltd.              188               53              241
     35,000      6,000      41,000    MediaTek, Inc.                                   412               70              482
     77,500     16,250      93,750    Quanta Computer, Inc.                            180               38              218
    326,800     55,964     382,764    Taiwan Semiconductor Manufacturing Co. *         693              119              812
    417,000     72,000     489,000    United Microelectronics *                        479               83              562
                                                                                ----------        ---------        ---------
                                                                                     2,431              435            2,866
                                                                                ----------        ---------        ---------

                                      Turkey (0.0%)
  6,800,000  1,200,000   8,000,000    Arcelik A.S.                                      55               10               65
 12,600,000  2,200,000  14,800,000    Trakya Cam Sanayii A.S.                           53                9               62
      3,400        600       4,000    Turkcell Iletisim Hizmetleri A.S. ADR *           53                9               62
 24,900,000  4,400,000  29,300,000    Vestel Elektronik Sanayi A.S. *                   54               10               64
                                                                                ----------        ---------        ---------
                                                                                       215               38              253
                                                                                ----------        ---------        ---------

                                      United Kingdom (4.6%)
     72,800     13,600      86,400    AstraZeneca Group plc                          3,253              608            3,861
    752,200    119,800     872,000    BHP Billiton plc                               3,613              575            4,188
     44,900      6,500      51,400    BOC Group plc                                    680               98              778
    166,900     26,900     193,800    Cable & Wireless plc                             786              127              913
    505,600     91,800     597,400    Cadbury Schweppes plc                          3,207              582            3,789
    217,234     36,258     253,492    Celltech Group plc *                           2,782              464            3,246
    278,200     48,600     326,800    CGNU plc                                       3,313              579            3,892
  1,378,000    261,000   1,639,000    Cookson Group plc                              1,542              292            1,834
    900,000    125,900   1,025,900    Corporate Services Group plc *                   423               59              482
     51,400      8,600      60,000    GlaxoSmithkline plc ADR                        2,612              437            3,049
    285,000     45,800     330,800    HBOS plc                                       3,351              538            3,889
    650,000     76,600     726,600    Old Mutual plc                                   982              116            1,098
    155,700     25,800     181,500    Powergen plc                                   1,645              273            1,918
    356,000     70,500     426,500    Reckitt Benckiser plc                          4,683              927            5,610
    264,866     45,860     310,726    Reuters Group plc                              2,571              445            3,016
    194,880     31,416     226,296    Royal Bank of Scotland Group plc               4,513              728            5,241
    226,000     38,500     264,500    Safeway plc                                      987              168            1,155
    737,100    123,300     860,400    Tomkins plc                                    2,049              343            2,392
     20,000      3,000      23,000    Vodafone Group plc ADR                           507               76              583
    391,197     70,541     461,738    WPP Group plc                                  3,819              689            4,508
                                                                                ----------        ---------        ---------
                                                                                    47,318            8,124           55,442
                                                                                ----------        ---------        ---------

                                      International  Preferred Stocks


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

                                      Brazil (0.2%)
     15,300      2,700      18,000    Aracruz Celulose S.A. ADR                        268               47              315
  4,390,000    777,000   5,167,000    Banco Itau S.A.                                  303               54              357
      7,600      1,300       8,900    Brasil Telecom Participacoes S.A. ADR            269               46              315
      9,200      1,700      10,900    Companhia Brasileira de Distribuicao Grupo
                                       Pao de Acucar ADR                               171               32              203
      8,200      1,600       9,800    Companhia de Bebidas das Americas ADR            161               31              192
     21,900      3,800      25,700    Companhia Paranaense de Energia-Copel ADR        136               24              160
     11,300      1,900      13,200    Companhia Vale do Rio Doce A                     238               40              278
    389,000     67,000     456,000    Eletropaulo Metropolitana S.A.                    12                2               14
     17,000      3,130      20,130    Petroleo Brasileiro S.A.                         332               61              393
     30,000      4,100      34,100    Tele Norte Leste Participacoes S.A. ADR *        398               54              452
                                                                                ----------        ---------         --------
                                                                                     2,288              391            2,679
                                                                                ----------        ---------         --------


                                                                                   265,472           46,823          312,295
                                                                                ----------        ---------        ---------

                                      Total international securities (cost: $287,953)


                                      Real Estate Securities (9.3%)

                                      Hotels (0.7%)
    230,000    104,000     334,000    Starwood Hotels & Resorts Worldwide, Inc.      6,242            2,823            9,065
                                                                                ----------        ---------        ---------

                                      Leisure Facilities (0.1%)
     80,000        -        80,000    Vail Resorts, Inc. *                           1,422             -               1,422
                                                                                ----------        ---------        ---------

                                      Real Estate Investment Trusts (8.4%)
    260,000        -       260,000    Archstone-Smith Trust                          6,807             -               6,807
    170,000        -       170,000    Arden Realty Group, Inc.                       4,377             -               4,377
    120,000        -       120,000    AvalonBay Communities, Inc.                    5,802             -               5,802
    160,000        -       160,000    Boston Properties, Inc.                        5,952             -               5,952
    130,000        -       130,000    BRE Properties, Inc. "A"                       4,075             -               4,075
     90,000        -        90,000    Chelsea Property Group, Inc.                   4,356             -               4,356
    160,000        -       160,000    Cousins Properties, Inc.                       3,885             -               3,885
    240,000        -       240,000    Duke Realty Corp.                              5,894             -               5,894
    460,000        -       460,000    Equity Office Properties Trust                13,708             -              13,708
    180,000        -       180,000    Equity Residential Properties Trust            5,211             -               5,211
    230,000        -       230,000    Golf Trust of America, Inc.                    1,196             -               1,196


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

    160,000        -       160,000    Highwoods Properties, Inc.                     4,064             -               4,064
    170,000        -       170,000    Liberty Property Trust                         4,937             -               4,937
    120,000        -       120,000    Meristar Hospitality Corp.                     1,583             -               1,583
    150,000        -       150,000    Pan Pacific Retail Properties, Inc.            4,004             -               4,004
    300,000        -       300,000    Philips International Realty Corp. *             750             -                 750
    150,000        -       150,000    Prentiss Properties Trust                      3,966             -               3,966
    140,000        -       140,000    Reckson Associates Realty Corp. "B"            3,360             -               3,360
    280,000        -       280,000    Simon Property Group, Inc.                     8,089             -               8,089
    100,000        -       100,000    Sun Communities, Inc.                          3,606             -               3,606
    150,000        -       150,000    Vornado Realty Trust                           5,895             -               5,895
                                                                                ----------        ---------         --------
                                                                                   101,517             -             101,517
                                                                                ----------        ---------         --------

                                                                                   109,181            2,823          112,004
                                                                                ----------        ---------         --------
                                      Total real estate securities
                                      (cost: $97,491)

                                      U.S. Stocks (48.0%)

                                      Advertising (0.1%)
        -        8,200       8,200    Lamar Advertising Co. "A" *                     -                 304              304
        -       17,000      17,000    Omnicom Group, Inc.                             -               1,460            1,460
                                                                                ----------        ---------        ---------
                                                                                      -               1,764            1,764
                                                                                ----------        ---------        ---------

                                      Aerospace & Defense (0.7%)
     81,060        -        81,060    Boeing Co.                                     2,845             -               2,845
        -       14,000      14,000    General Dynamics Corp.                          -               1,164            1,164
    167,400        -       167,400    Goodrich Corp.                                 4,080             -               4,080
                                                                                ----------        ---------        ---------
                                                                                     6,925            1,164            8,089
                                                                                ----------        ---------        ---------

                                      Air Freight & Couriers (0.1%)
        -        4,900       4,900    Expeditors International of Washington,
                                      Inc.                                            -                 245              245
        -       14,200      14,200    Forward Air Corp. *                             -                 430              430
                                                                                ----------        ---------         --------
                                                                                      -                 675              675
                                                                                ----------        ---------         --------

                                      Aluminum (0.8%)
    244,000        -       244,000    Alcoa, Inc.                                    9,418             -               9,418
                                                                                ----------        ---------         --------

                                      Apparel Retail (0.3%)
        -        9,800       9,800    American Eagle Outfitters, Inc. *               -                 240              240
        -        5,200       5,200    Ann Taylor Stores Corp. *                       -                 142              142


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

        -       15,700      15,700    Charlotte Russe Holding, Inc. *                 -                 279              279
        -        4,200       4,200    Chico's FAS, Inc. *                             -                 133              133
        -        8,000       8,000    Ross Stores, Inc.                               -                 226              226
     80,000        -        80,000    TJX Companies, Inc.                            3,015             -               3,015
                                                                                ----------        ---------        ---------
                                                                                     3,015            1,020            4,035
                                                                                ----------        ---------        ---------

                                      Application Software (0.3%)
        -        8,000       8,000    BARRA, Inc. *                                   -                 373              373
        -       37,000      37,000    BEA Systems, Inc. *                             -                 621              621
        -        5,800       5,800    Cerner Corp. *                                  -                 307              307
        -       17,000      17,000    Electronic Arts, Inc. *                         -               1,028            1,028
        -       11,200      11,200    HNC Software, Inc. *                            -                 241              241
        -       13,400      13,400    Netiq Corp. *                                   -                 453              453
        -       15,500      15,500    Seachange International, Inc. *                 -                 460              460
                                                                                ----------        ---------        ---------
                                                                                      -               3,483            3,483
                                                                                ----------        ---------        ---------

                                      Auto Parts & Equipment (0.5%)
    132,525        -       132,525    ArvinMeritor, Inc.                             2,392             -               2,392
       -         5,000       5,000    Borg Warner Automotive, Inc.                    -                 230              230
    103,000        -       103,000    Lear Corp. *                                   3,682             -               3,682
       -         6,400       6,400    Superior Industries International, Inc.         -                 250              250
                                                                                ----------        ---------        ---------
                                                                                     6,074              480            6,554
                                                                                ----------        ---------        ---------

                                      Automobile Manufacturers (0.2%)
    124,040        -       124,040    Ford Motor Co.                                 2,349             -               2,349
                                                                                ----------        ---------        ---------

                                      Banks (2.9%)
    129,000        -       129,000    Bank of America Corp.                          7,918             -               7,918
       -        11,400      11,400    Cullen/Frost Bankers, Inc.                         -              321              321
       -        24,500      24,500    East West Bancorp, Inc.                            -              542              542
    230,000        -       230,000    FleetBoston Financial Corp.                    8,452             -               8,452
       -        17,800      17,800    Hudson River Bancorp, Inc.                         -              394              394
       -        14,750      14,750    New York Community Bancorp, Inc.                   -              338              338
       -        53,000      53,000    Northern Trust Corp.                               -            3,066            3,066
     25,000        -        25,000    PNC Financial Services Group                   1,449             -               1,449
    225,000        -       225,000    SouthTrust Corp.                               5,506             -               5,506
     30,000        -        30,000    SunTrust Banks, Inc.                           1,898             -               1,898
    184,500        -       184,500    Washington Mutual, Inc.                        5,771             -               5,771
                                                                                ----------         --------         --------
                                                                                    30,994            4,661           35,655
                                                                                ----------         --------         --------


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

                                      Biotechnology (0.5%)
       -        11,200      11,200    Amgen, Inc. *                                   -                 744              744
       -         9,600       9,600    Cell Therapeutics, Inc. *                       -                 263              263
       -        11,800      11,800    Cephalon, Inc. *                                -                 858              858
       -        13,300      13,300    Genetech, Inc. *                                -                 764              764
       -         6,300       6,300    Human Genome Sciences, Inc. *                   -                 268              268
       -         3,800       3,800    ICOS Corp. *                                    -                 230              230
       -        13,600      13,600    IDEC Pharmaceuticals Corp. *                    -                 956              956
       -        22,900      22,900    Medrax, Inc. *                                  -                 532              532
       -        15,300      15,300    Millennium Pharmaceuticals, Inc. *              -                 522              522
       -        37,900      37,900    Novavax, Inc. *                                 -                 428              428
       -        10,600      10,600    Protem Design Labs, Inc. *                      -                 400              400
       -         7,000       7,000    Techne Corp. *                                  -                 222              222
                                                                                ----------       ----------        ---------
                                                                                      -               6,187            6,187
                                                                                ----------       ----------        ---------

                                      Brewers (0.4%)
     72,000     30,100     102,100    Anheuser-Busch Companies, Inc.                 3,103            1,297            4,400
                                                                                ----------       ----------        ---------

                                      Broadcasting & Cable TV (1.1%)
       -        78,000      78,000    Clear Channel Communications, Inc. *            -               3,645            3,645
       -       144,000     144,000    Comcast Corp. "A" *                             -               5,472            5,472
       -        15,500      15,500    Hispanic Broadcasting Corp. *                   -                 339              339
    240,000        -       240,000    Liberty Media Corp. "A" *                      3,156             -               3,156
       -        14,600      14,600    Westwood One, Inc. *                            -                 427              427
                                                                                ----------       ----------        ---------
                                                                                     3,156            9,883           13,039
                                                                                ----------       ----------        ---------

                                      Casinos & Gaming (0.1%)
       -        15,400      15,400    GTECH Holdings Corp. *                          -                 691              691
                                                                                ----------       ----------        ---------

                                      Commodity Chemicals (0.2%)
    159,200        -       159,200    Lyondell Chemical Co.                          2,261             -               2,261
                                                                                ----------       ----------        ---------

                                      Computer & Electronic Retail (0.2%)
       -        35,100      35,100    Best Buy Co., Inc. *                            -               2,506            2,506
                                                                                ----------       ----------        ---------

                                      Computer Hardware (1.9%)
    104,000    187,000     291,000    Dell Computer Corp. *                          2,905            5,223            8,128
    200,000        -       200,000    Hewlett-Packard Co.                            4,398             -               4,398


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

    65,000      23,000      88,000    IBM Corp.                                      7,513            2,658           10,171
        -      121,100     121,100    Palm, Inc. *                                    -                 423              423
                                                                                ----------        ---------        ---------
                                                                                    14,816            8,304           23,120
                                                                                ----------        ---------        ---------

                                      Computer Storage & Peripherals (0.0%)
        -       13,700      13,700    Applied Films Corp. *                           -                 397              397
                                                                                ----------        ---------        ---------

                                      Construction & Engineering (0.0%)
        -       20,300      20,300    Quanta Services, Inc. *                         -                 316              316
                                                                                ----------        ---------        ---------

                                      Construction & Farm Machinery (0.8%)
     80,000        -        80,000    Caterpillar, Inc.                              3,794             -               3,794
    155,000        -       155,000    Deere & Co.                                    6,198             -               6,198
                                                                                ----------        ---------        ---------
                                                                                     9,992             -               9,992
                                                                                ----------        ---------        ---------

                                      Construction Materials (0.1%)
        -       39,000      39,000    Vulcan Materials Co.                            -               1,804            1,804
                                                                                ----------        ---------        ---------

                                      Consumer Finance (0.0%)
        -       12,700      12,700    Metris Companies, Inc.                          -                 264              264
                                                                                ----------        ---------        ---------

                                      Data Processing Services (0.7%)
        -       28,100      28,100    Automatic Data Processing, Inc.                 -               1,558            1,558
        -        4,400       4,400    BISYS Group, Inc. *                             -                 259              259
        -        5,400       5,400    FactSet Research Systems, Inc.                  -                 162              162
     40,000     42,000      82,000    First Data Corp.                               2,930            3,076            6,006
                                                                                ----------        ---------        ---------
                                                                                     2,930            5,055            7,985
                                                                                ----------        ---------        ---------

                                      Diversified Commercial Services (0.0%)
        -        7,100       7,100    DeVry, Inc. *                                   -                 184              184
        -        4,000       4,000    Mobile Mini, Inc. *                             -                 128              128
        -        3,600       3,600    Weight Watchers International, Inc. *           -                 123              123
                                                                                ----------        ---------        ---------
                                                                                      -                 435              435
                                                                                ----------        ---------        ---------

                                      Diversified Financial Services (2.5%)
        -        7,400       7,400    Affiliated Managers Group, Inc. *               -                 502              502
        -       14,400      14,400    American Capital Strategies Ltd.                -                 400              400
        -        6,600       6,600    Blackrock, Inc. "A" *                           -                 256              256
        -      107,100     107,100    Charles Schwab Corp.                            -               1,538            1,538


USAA CORNERSTONE STRATEGY
PROFORMA PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy  Combined Fund                                              Strategy        Strategy       Combined Fund

    199,543        -       199,543    Citigroup, Inc.                                9,558             -               9,558
        -        9,200       9,200    Eaton Vance Corp.                               -                 297              297
    159,000        -       159,000    J. P. Morgan Chase & Co.                       5,998             -               5,998
        -       18,500      18,500    Knight Trading Group, Inc. *                    -                 215              215
        -        4,000       4,000    Legg Mason, Inc.                                -                 189              189
        -       29,300      29,300    MCG Capital Corp. *                             -                 487              487
        -       31,300      31,300    Moody's Corp.                                   -               1,085            1,085
    124,000     50,000     174,000    Morgan Stanley Dean Witter & Co.               6,882            2,775            9,657
        -       10,700      10,700    Waddell & Reed Financial, Inc.                  -                 289              289
                                                                                ----------        ---------        ---------
                                                                                    22,438            8,033           30,471
                                                                                ----------        ---------        ---------

                                      Drug Retail (0.1%)
        -       31,300      31,300    Walgreen Co.                                    -               1,033            1,033
                                                                                ----------        ---------        ---------

                                      Electric Utilities (0.1%)
     35,000        -        35,000    Reliant Energy, Inc.                             894             -                 894
                                                                                ----------        ---------        ---------

                                      Electronic Equipment & Instruments (0.7%)
        -        8,200       8,200    Cognex Corp. *                                  -                 184              184
        -       14,800      14,800    Coherent, Inc. *                                -                 451              451
     95,000        -        95,000    Jabil Circuit, Inc. *                          2,498             -               2,498
        -       14,700      14,700    Plexus Corp. *                                  -                 443              443
    115,000     31,400     146,400    SCI Systems, Inc. *                            3,295              900            4,195
        -        6,300       6,300    Tech Data Corp. *                               -                 289              289
        -        6,300       6,300    Trimble Navigation Ltd.*                        -                 106              106
                                                                                ----------        ---------        ---------
                                                                                     5,793            2,373            8,166
                                                                                ----------        ---------        ---------
                                      Employment Services (0.0%)
        -        5,400       5,400    Resources Connection, Inc. *                    -                 117              117
                                                                                ----------        ---------        ---------

                                      Environmental Services (0.1%)
        -       14,500      14,500    Stericycle, Inc. *                              -                 803              803
        -       20,000      20,000    Waste Connections, Inc. *                       -                 584              584
                                                                                ----------        ---------        ---------
                                                                                       -              1,387            1,387
                                                                                ----------        ---------        ---------

                                      Food Retail (0.1%)
        -       31,000      31,000    Safeway, Inc. *                                 -               1,381            1,381
                                                                                ----------        ---------        ---------

                                      Footwear (0.0%)
        -        7,800       7,800    Timberland Co. "A" *                            -                 271              271
                                                                                ----------        ---------        ---------


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined
                                      Gas Utilities (1.0%)
    144,300        -       144,300    El Paso Corp.                                  6,421             -               6,421
        -       11,300      11,300    New Jersey Resources Corp.                      -                 531              531
    105,000        -       105,000    NICOR, Inc.                                    4,092             -               4,092
        -       13,200      13,200    Piedmont Natural Gas, Inc. *                    -                 443              443
                                                                                ----------        ---------        ---------
                                                                                    10,513              974           11,487
                                                                                ----------        ---------        ---------

                                      General Merchandise Stores (1.2%)
        -        5,100       5,100    BJ's Wholesale Club, Inc. *                     -                 230              230
        -       19,200      19,200    Dollar Tree Stores, Inc. *                      -                 538              538
    185,000     69,000     254,000    Wal-Mart Stores, Inc.                         10,203            3,805           14,008
                                                                                ----------        ---------        ---------
                                                                                    10,203            4,573           14,776
                                                                                ----------        ---------        ---------

                                      Health Care Distributions & Services (0.2%)
        -       10,000      10,000    Express Scripts, Inc. "A" *                     -                 411              411
        -        7,100       7,100    Henry Schein, Inc. *                            -                 285              285
        -        7,000       7,000    IMPATH, Inc. *                                  -                 260              260
        -        4,600       4,600    Laboratory Corp. of America Holdings *          -                 354              354
        -        6,600       6,600    Quest Diagnostics, Inc. *                       -                 408              408
        -        6,100       6,100    Renal Care Group, Inc. *                        -                 195              195
                                                                                ----------        ---------        ---------
                                                                                      -               1,913            1,913
                                                                                ----------        ---------        ---------

                                      Health Care Equipment (0.4%)
        -       21,200      21,200    Baxter Internantional, Inc.                     -               1,102            1,102
        -        6,600       6,600    CYTYC Corp. *                                   -                 162              162
        -       32,000      32,000    Med-Design Corp. *                              -                 543              543
        -       24,300      24,300    Medtronic, Inc.                                 -               1,149            1,149
        -        5,200       5,200    ResMed, Inc. *                                  -                 304              304
        -        5,200       5,200    Respironics, Inc. *                             -                 164              164
        -       12,700      12,700    Varian Medical Systems, Inc. *                  -                 876              876
                                                                                ----------       ----------        ---------
                                                                                      -               4,300            4,300
                                                                                ----------       ----------        ---------

                                      Health Care Facilities (0.1%)
        -       19,800      19,800    Community Health Systems, Inc. *                -                 507              507
        -       30,000      30,000    HCA, Inc.                                       -               1,164            1,164
                                                                                ----------        ---------        ---------
                                                                                      -               1,671            1,671
                                                                                -----------       ---------        ---------

                                      Health Care Supplies (0.0%)


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------

   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

        -       14,000      14,000    Sybron Dental Specialties, Inc. *               -                 269              269
                                                                                ----------        ---------        ---------

                                      Home Improvement Retail (0.2%)
     49,000        -        49,000    Home Depot, Inc.                               2,286             -               2,286
                                                                                ----------        ---------        ---------

                                      Household Products (1.0%)
        -       31,000      31,000    Colgate-Palmolive Co.                           -               1,809            1,809
    120,000        -       120,000    Kimberly-Clark Corp.                           6,980             -               6,980
     38,000        -        38,000    Procter & Gamble Co.                           2,944             -               2,944
                                                                                ----------        ---------        ---------
                                                                                     9,924            1,809           11,733
                                                                                ----------        ---------        ---------

                                      Housewares & Specialties(0.0%)
        -       22,100      22,100    Tupperware Corp.                                -                 434              434
                                                                                ----------        ---------        ---------

                                      Industrial Conglomerates (1.7%)
    305,000    135,000     440,000    General Electric Co.                          11,743            5,197           16,940
     63,000        -        63,000    Tyco International Ltd.                        3,704             -               3,704
                                                                                ----------        ---------        ---------
                                                                                    15,447            5,197           20,644
                                                                                ----------        ---------        ---------

                                      Industrial Machinery (0.7%)
     94,500        -        94,500    Eaton Corp.                                    6,578             -               6,578
        -        5,800       5,800    Mueller Industries, Inc. *                      -                 186              186
     50,000        -        50,000    Parker-Hannifin Corp.                          2,053             -               2,053
                                                                                ----------        ---------        ---------
                                                                                     8,631              186            8,817
                                                                                -----------       ----------       ---------

                                      Information Technology Consulting
                                      & Services (0.3%)
        -        3,900       3,900    Affiliated Computer Services, Inc. "A" *        -                 364              364
        -        4,500       4,500    Investment Technology Group, Inc. *             -                 259              259
        -        9,600       9,600    KPMG Consulting, Inc. *                         -                 159              159
        -       12,400      12,400    Perot Systems Corp. "A" *                       -                 227              227
    104,000        -       104,000    SunGard Data Systems, Inc. *                   2,918             -               2,918
                                                                                ----------        ---------        ---------
                                                                                     2,918            1,009            3,927
                                                                                ----------        ---------        ---------

                                      Insurance Brokers (0.3%)
        -       20,600      20,600    Arthur J. Gallagher & Co.                       -                 752              752
        -       29,000      29,000    Marsh & McLennan Companies, Inc.                -               3,102            3,102
                                                                                ----------        ---------        ---------
                                                                                      -               3,854            3,854
                                                                                ----------        ---------        ---------

                                      Integrated Oil & Gas (1.6%)


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

     83,930        -        83,930    ChevronTexaco Corp.                            7,135             -               7,135
    185,000        -       185,000    Conoco, Inc.                                   5,063             -               5,063
          -     32,000      32,000    Exxon Mobile Corp.                              -               1,197            1,197
    235,000        -       235,000    Occidental Petroleum Corp.                     5,875             -               5,875
                                                                                ----------       ----------        ---------
                                                                                    18,073            1,197           19,270
                                                                                ----------       -----------       ---------

                                      Integrated Telecommunication Services (1.8%)
    101,000        -       101,000    Qwest Communications International, Inc.       1,202             -               1,202
    120,000        -       120,000    SBC Communications, Inc.                       4,485             -               4,485
    225,000        -       225,000    Sprint Corp. - FON Group                       4,903             -               4,903
    186,400        -       186,400    Verizon Communications, Inc.                   8,761             -               8,761
        -      135,000     135,000    WorldCom Group, Inc. *                          -               1,963            1,963
                                                                                ----------        ---------        ---------
                                                                                    19,351            1,963           21,314
                                                                                ----------        ---------        ---------

                                      Internet Software & Services (0.0%)
        -       13,400      13,400    SonicWALL, Inc. *                               -                 228              228
                                                                                ----------        ---------        ---------

                                      Leisure Products (0.3%)
    130,000        -       130,000    Brunswick Corp.                                2,561             -               2,561
        -       49,600      49,600    Hasbro, Inc.                                    -                 816              816
                                                                                ----------        ---------        ---------
                                                                                     2,561              816            3,377
                                                                                ----------        ---------        ---------

                                      Life & Health Insurance (0.2%)
    110,000        -       110,000    MetLife, Inc.                                  3,017             -               3,017
                                                                                ----------        ---------        ---------

                                      Managed Health Care (0.7%)
     24,900        -        24,900    Anthem, Inc. *                                 1,266             -               1,266
     78,000        -        78,000    CIGNA Corp.                                    7,116             -               7,116
        -       16,500      16,500    Orthodontic Centers of America, Inc. *             -              466              466
                                                                                ----------        ---------        ---------
                                                                                     8,382              466            8,848
                                                                                ----------        ---------        ---------

                                      Meat, Poultry & Fish (0.0%)
        -       23,600      23,600    Smithfield Foods, Inc. *                        -                 597              597
                                                                                ----------        ---------        ---------

                                      Movies & Entertainment (1.0%)
    134,000     80,000     214,000    AOL Time Warner, Inc. *                        4,676            2,792            7,468
    210,000        -       210,000    Walt Disney Co.                                4,299                -            4,299
                                                                                ----------        ---------        ---------
                                                                                     8,975            2,792           11,767
                                                                                ----------        ---------        ---------


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

                                      Multi-Line Insurance (1.0%)
    118,500     34,000     152,500    American International Group, Inc.             9,764            2,802           12,566
                                                                                -----------       ---------         --------

                                      Multi-Utlities (0.1%)
        -       15,100      15,100    Aquila, Inc. *                                  -                 275              275
        -       41,000      41,000    Dynergy, Inc. "A"                               -               1,244            1,244
                                                                                ----------        ---------        ---------
                                                                                      -               1,519            1,519
                                                                                ----------        ---------        ---------

                                      Networking Equipment (0.6%)
    270,000     68,800     338,800    Cisco Systems, Inc. *                          5,519            1,406            6,925
        -        4,300       4,300    Emulex Corp. *                                  -                 140              140
        -       14,600      14,600    Inrange Technologies Corp. "B"                  -                  99               99
        -        5,300       5,300    McData Corp. "B"                                -                 134              134
        -       14,200      14,200    ONI Systems Corp. *                             -                 101              101
        -       30,000      30,000    Tellium, Inc. *                                 -                 209              209
                                                                                ----------       ----------        ---------
                                                                                     5,519            2,089            7,608
                                                                                ----------       ----------        ---------

                                      Office Services & Supplies (0.7%)
    145,000        -       145,000    Avery Dennison Corp.                           7,827             -               7,827
        -       25,700      25,700    Herman Milelr, Inc.                             -                 562              562
                                                                                ----------        ---------        ---------
                                                                                     7,827              562            8,389
                                                                                ----------        ---------        ---------

                                      Oil & Gas Exploration &  Production (0.4%)
     70,850     13,000      83,850    Anadarko Petroleum Corp.                       3,677             675             4,352
        -        4,300       4,300    Forest Oil Corp. *                              -                112               112
        -        5,500       5,500    Pogo Producing Co.                              -                130               130
        -        5,200       5,200    Stone Energy Corp. *                            -                186               186
        -        9,800       9,800    Vintage Petroleum, Inc.                         -                121               121
        -       16,200      16,200    XTO Energy, Inc.                                -                263               263
                                                                                ----------        ---------         --------
                                                                                     3,677            1,487            5,164
                                                                                ----------        ---------         --------

                                      Oil & Gas Equipment & Services (0.1%)
        -       21,000      21,000    Baker Hughes, Inc.                              -                 692              692
                                                                                ----------        ---------         --------

                                      Oil & Gas  Drilling (0.3%)
        -       11,600      11,600    Ensco International, Inc.                       -                 233              233
    110,000         -      110,000    Helmerich & Payne, Inc.                        3,099             -               3,099
        -        8,700       8,700    Noble Drilling Corp. *                          -                 257              257
        -       10,600      10,600    Rowan Companies, Inc. *                         -                 173              173



PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

                                                                                ----------        ---------        ---------
                                                                                     3,099              663            3,762
                                                                                ----------        ---------        ---------

                                      Packaged Foods (0.6%)
        -       13,800      13,800    Dreyer's Grand Ice Cream, Inc.                  -                 483              483
     93,000        -        93,000    Kraft Foods, Inc. "A"                          3,080             -               3,080
     80,000        -        80,000    Ralston Purina Group                           2,651             -               2,651
        -        4,400       4,400    Suiza Foods Copr. *                             -                 265              265
        -       25,000      25,000    Wrighley, Wm. Jr. Co.                           -               1,263            1,263
                                                                                ----------        ---------        ---------
                                                                                     5,731            2,011            7,742
                                                                                ----------        ----------       ---------

                                      Paper Packaging (0.6%)
        -       72,700      72,700    Sealed Air Corp. *                              -               3,337            3,337
    250,000        -       250,000    Smurfit-Stone Container Corp. *                4,023             -               4,023
                                                                                ----------       ----------        ---------
                                                                                     4,023            3,337            7,360
                                                                                ----------       ----------        ---------

                                      Paper Products (0.0%)
        -        5,200       5,200    Potlatch Corp.                                  -                 145              145
                                                                                ----------       ----------        ---------

                                      Personal Products (0.3%)
     55,000     44,000      99,000    Gillette Co.                                   1,799            1,439            3,238
        -       23,400      23,400    NBTY, Inc. *                                    -                 272              272
                                                                                ----------       ----------       ----------
                                                                                     1,799            1,711            3,510
                                                                                ----------       ----------       ----------

                                      Pharmaceuticals (5.6%)
    126,000        -       126,000    Abbott Laboratories                            6,930             -               6,930
        -       26,500      26,500    Allergan, Inc.                                  -               2,000            2,000
    120,000     65,000     185,000    American Home Products Corp.                   7,212            3,907           11,119
        -        5,800       5,800    Barr Laboratories, Inc. *                       -                 424              424
    162,000     69,000     231,000    Bristol-Myers Squibb Co.                       8,709            3,709           12,418
        -       25,000      25,000    Eli Lilly & Co.                                 -               2,067            2,067
        -        7,400       7,400    Intermune, Inc. *                               -                 345              345
     80,000     44,000     124,000    Johnson & Johnson, Inc.                        4,660            2,563            7,223
        -       15,000      15,000    King Pharmaceuticals, Inc. *                    -                 598              598
    134,000     44,000     178,000    Merck & Co., Inc.                              9,079            2,981           12,060
        -       98,700      98,700    Pfizer, Inc.                                    -               4,275            4,275
    170,500        -       170,500    Pharmacia Corp.                                7,570             -               7,570
     36,000        -        36,000    Watson Pharmaceuticals, Inc. *                 1,077             -               1,077
                                                                                ----------       ----------        ---------
                                                                                    45,237           22,869           68,106
                                                                                ----------       ----------        ---------


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

                                      Property & Casualty Insurance (1.2%)
    170,000        -       170,000    Allstate Corp.                                 5,821             -               5,821
        -           51          51    Berkshire Hathaway, Inc. "A" *                  -               3,570            3,570
        -          220         220    Berkshire Hathaway, Inc. "B" *                  -                 513              513
     80,000        -        80,000    PMI Group, Inc.                                5,052             -               5,052
                                                                                ----------        ---------        ---------
                                                                                    10,873            4,083           14,956
                                                                                ----------        ---------        ---------

                                      Railroads (0.4%)
    245,000        -       245,000    Norfolk Southern Corp.                         4,751             -               4,751
                                                                                ----------        ---------        ---------

                                      Restaurants (0.3%)
        -       11,000      11,000    Brinker International, Inc. *                   -                 308              308
        -       12,600      12,600    Krispy Kreme Doughnuts, Inc. *                  -                 469              469
        -        5,200       5,200    P.F. Chang's China Bistro, Inc. *               -                 229              229
        -        4,800       4,800    Panera Bread Co. "A" *                          -                 249              249
     82,000        -        82,000    Wendy's International, Inc.                    2,331             -               2,331
                                                                                ----------        ---------        ---------
                                                                                     2,331            1,255            3,586
                                                                                ----------        ---------        ---------

                                      Semiconductor Equipment (0.4%)
     49,000     44,000      93,000    Applied Materials, Inc. *                      1,947            1,749            3,696
        -       12,500      12,500    Axcelis Technologies, Inc. *                    -                 170              170
        -       10,800      10,800    Brooks Automation, Inc. *                       -                 397              397
        -       15,900      15,900    Lam Research Corp. *                            -                 349              349
        -        9,800       9,800    Rudolph Technologies, Inc. *                    -                 365              365
        -        5,400       5,400    Varian Semiconductor Equipment
                                      Associates, Inc. *                              -                 170              170
                                                                                ----------        ---------        ---------
                                                                                     1,947            3,200            5,147
                                                                                ----------        ---------        ---------

                                      Semiconductors (2.1%)
        -       20,600      20,600    Alpha Industries, Inc. *                        -                 494              494
     64,000        -        64,000    Analog Devices, Inc. *                         2,720             -               2,720
        -       30,200      30,200    Applied Micor Circuits Corp. *                  -                 412              412
        -        6,000       6,000    Elantec Semiconductor, Inc. *                   -                 204              204
        -       11,100      11,100    Exar Corp. *                                    -                 220              220
    280,400    117,000     397,400    Intel Corp.                                    9,158            3,821           12,979
        -       27,500      27,500    Intersil Corp. "A" *                            -                 919              919
        -       43,800      43,800    Linear Technology Corp.                         -               1,797            1,797
     45,000        -        45,000    Micron Technology, Inc. *                      1,222             -               1,222
        -        4,800       4,800    Microsemi Corp. *                               -                 149              149
        -        7,000       7,000    Power Integrations, Inc. *                      -                 159              159


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy    Combined                                                 Strategy        Strategy         Combined

        -       19,100      19,100    RF Micro Devices, Inc. *                        -                 463              463
     67,000     42,000     109,000    Texas Instruments, Inc.                        2,147            1,346            3,493
        -       25,200      25,200    Triquini Semiconductor, Inc. *                 -                  401              401
                                                                                ----------        ---------       ----------
                                                                                    15,247           10,385           25,632
                                                                                ----------        ---------       ----------

                                      Soft Drinks (0.4%)
     80,000     28,000     108,000    Coca-Cola Co.                                  3,757            1,315            5,072
                                                                                -----------       ---------       ----------

                                      Specialty Chemicals (0.1%)
        -       15,600      15,600    Cambrex Corp.                                   -                 607              607
        -       14,000      14,000    Lubrizol Corp.                                  -                 446              446
        -        9,900       9,900    Sigma Aldrich Corp.                             -                 423              423
                                                                                ----------        ---------        ---------
                                                                                      -               1,476            1,476
                                                                                ----------        ---------        ---------

                                      Specialty Stores (0.3%)
        -        9,200       9,200    Copart, Inc. *                                  -                 315              315
        -        9,400       9,400    Linens 'n  Thngs, Inc. *                        -                 226              226
        -       10,800      10,800    Michaels Stores, Inc. *                         -                 325              325
        -       13,800      13,800    O'Reilly Automotive, Inc. *                     -                 461              461
        -       11,900      11,900    Rent-A-Center Inc. *                            -                 361              361
        -       68,000      68,000    Tiffany & Co                                    -               1,958            1,958
                                                                                ----------       ----------         --------
                                                                                      -               3,646            3,646
                                                                                ----------       ----------         --------

                                      Systems Software (2.3%)
     51,000        -        51,000    Computer Associates International, Inc.        1,697             -               1,697
    210,000    102,000     312,000    Microsoft Corp. *                             13,484            6,550           20,034
        -       16,100      16,100    Network Associates, Inc. *                      -                 369              369
    330,200        -       330,200    Oracle Corp. *                                 4,633             -               4,633
        -       18,700      18,700    VERITAS Software Corp. *                        -                 727              727
                                                                                ----------       ----------        ---------
                                                                                    19,814            7,646           27,460
                                                                                ----------       ----------        ---------

                                        Telecommunication Equipment (1.0%)
        -       31,100      31,100    Anaren Microwave, Inc. *                        -                 509              509
        -       22,700      22,700    CIENA Corp. *                                   -                 403              403
    118,000     83,500     201,500    JDS Uniphase Corp. *                           1,190              842            2,032
        -       12,100      12,100    Polycom, Inc. *                                 -                 418              418
        -       15,200      15,200    Powerwave Technologies, Inc. *                  -                 256              256
     70,000     67,000     137,000    QUALCOMM, Inc. *                               4,110            3,934            8,044
                                                                                ----------        ---------        ---------
                                                                                     5,300            6,362           11,662
                                                                                ----------        ---------        ---------


USAA CORNERSTONE STRATEGY
PROFORMA PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

           NUMBER OF SHARES                        SECURITY                                      MARKET VALUE (000)
------------------------------------  ------------------------------------------ -------------------------------------------------
   USAA        USAA                                                                 USAA           USAA
Cornerstone   Growth     Pro Forma                                               Cornerstone       Growth          Pro Forma
 Strategy    Strategy  Combined Fund                                              Strategy        Strategy       Combined Fund

                                      Trucking (0.0%)
        -        2,400       2,400    Landstar Systems, Inc. *                        -                 167              167
                                                                                ----------        ---------        ---------

                                      Wireless Telecomunication Services (0.5%)
        -        4,100       4,100    Airgate PCS, Inc. *                             -                 215              215
        -       21,300      21,300    Alamosa Holdings,  Inc. *                       -                 297              297
    215,000        -       215,000    Sprint PCS *                                   5,364             -               5,364
        -       19,200      19,200    Triton PCS Holdings, Inc. "A" *                 -                 578              578
        -        4,600       4,600    Western wireless Corp. "A" *                    -                 113              113
                                                                                ----------       ----------        ---------
                                                                                     5,364            1,203            6,567
                                                                                ----------       ----------        ---------


                                                                                   400,499          179,854          580,353
                                                                                ----------       ----------        ---------

                                      Total U.S. stocks (cost: $339,275,
                                      $175,423, $514,698 )



        PRINCIPAL AMOUNT (000)      SECURITY                     COUPON RATE   MATURITY
------------------------------  ---------------------------------------------------------------

                                U.S. Government & Agency Issues (12.9%)

                                Government National Mortgage Assoc. (4.4%)
$ 12,262  $     -    $ 12,262   Government National Mortgage Assn. 6.00%, 9/15/2028-3/20/2031   $  12,176   $    -       $  12,176
   8,746        -       8,746   Government National Mortgage Assn. 6.50%, 5/15/2023 - 8/20/2031     8,909        -          16,061
  12,399        -      12,399   Government National Mortgage Assn. 8.00%, 6/15/2016 - 8/20/2030    13,042        -          13,042
   1,133        -       1,133   Government National Mortgage Assn. 8.50%, 9/15/2009 - 2/15/2017     1,231        -           1,231
      94        -          94   Government National Mortgage Assn. 9.00%, 6/15/2016 - 10/15/2016      103        -             103
     979        -         979   Government National Mortgage Assn. 9.50%, 6/15/2009 - 8/15/2017     1,095        -           1,095
     210        -         210   Government National Mortgage Assn. 10.00%, 11/15/2009 - 4/15/2016     235        -             235
      16        -          16   Government National Mortgage Assn. 11.50%, 3/15/2013                   18        -              18
                                                                                                ---------    ---------   ---------
                                                                                                   52,870        -          52,870
                                                                                                ---------    ---------   ---------

                                Federal National Mortgage Association
                                Pass-through securities (3.8%)
   8,000        -       8,000   Federal National Mortgage Assn. (b) 6.00%, 12/01/2016               8,107        -           8,107
   4,526        -       4,526   Federal National Mortgage Assn. (b) 6.50%, 10/01/2016               4,655        -           4,655
  13,978        -      13,978   Federal National Mortgage Assn. (c) 6.50%, 02/01/2030              14,213        -          14,213
  18,547        -      18,547   Federal National Mortgage Assn. (c) 7.00%, 02/01/2030-08/01/2030   19,108        -          19,108


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

       PRINCIPAL AMOUNT (000)        SECURITY                    COUPON RATE      MATURITY                 MARKET VALUE (000)
--------------------------------  ------------------------------------------------------------- -----------------------------------
   USAA        USAA                                                                                USAA        USAA
Cornerstone   Growth   Pro Forma                                                                Cornerstone   Growth     Pro Forma
 Strategy    Strategy  Combined                                                                  Strategy    Strategy    Combined
                                                                                                 ---------   ----------   ---------
                                                                                                   46,083        -          46,083
                                                                                                ---------   ----------   ---------
                                Federal National Mortgage Association  Note (0.7%)
$  7,100  $     -    $  7,100   Federal National Mortgage Assn.   7.13%,        06/15/2010          7,953        -           7,953
                                                                                                ---------   ----------   ---------

                                Federal Home Loan Mortgage Corporation Notes (2.8%)
  13,400        -      13,400   Federal Home Loan Mortgage Corp.  5.25%,        01/15/2006         13,851         -         13,851
   9,500        -       9,500   Federal Home Loan Mortgage Corp.  6.75%,        03/15/2031         10,368         -         10,368
   5,600        -       5,600   Federal Home Loan Mortgage Corp.  6.88%,        09/15/2010          6,175         -          6,175
   4,000        -       4,000   Federal Home Loan Mortgage Corp.  5.50%,        09/15/2011          4,023         -          4,023
                                                                                                ---------   ----------   ---------
                                                                                                   34,417         -         34,417
                                                                                                ---------   ----------   ---------

                                U.S. Treasury Bond (0.9%)
  10,750        -      10,750   United States Treasury Bond      5.38%,         02/15/2031         10,925         -         10,925
                                                                                                ----------  ----------   ---------

                                U.S Treasury Inflation Indexed Note (0.3%)
   4,097        -       4,097   United States Treasury Note      3.50%,         01/15/2011          4,128         -          4,128
                                                                                                ---------   ----------   ---------

                                                                                                  156,376         -        156,376
                                                                                                ---------   ----------   ---------

                                Total U.S. government & agency issues (cost: $152,552)


                                Bonds (2.2%)
     -       1,000      1,000   Agrium, Inc.                     8.25%,        02/15/2011           -            1,043       1,043
     -       1,000      1,000   Capital One Financial Corp.      7.25%,        02/01/2003           -            1,011       1,011
     -       1,000      1,000   Dominion Resources, Inc.         8.13%,        06/15/2010           -            1,120       1,120
     -       1,000      1,000   Empire District Electric Co.     7.70%,        11/15/2004           -            1,076       1,076
     -       2,000      2,000   Federal Home Loan Mortgage Corp.
                                Series 2160 VC                   6.00%,        08/15/2013           -            2,017       2,017
     -       2,000      2,000   Federal National Mortgage Assn.,
                                Series 1999-25 VB                6.00%,        04/25/2016           -            1,985       1,985
     -       1,000      1,000   First Industrial Realty L.P.     7.60%,        05/15/2007           -            1,060       1,060
     -       1,050      1,050   First Union Corp.  (d)           6.82%,        08/01/2026           -            1,127       1,127
     -       1,000      1,000   Ford Motor Credit Co.            7.38%,        10/28/2009           -            1,023       1,023
     -       2,000      2,000   Giddings & Lewis, Inc.           7.50%,        10/01/2005           -            2,085       2,085
     -       1,000      1,000   Government National Mortgage Assn.,
                                Series 1999-14 VD                6.00%,        03/20/2014           -              994         994
     -       1,000      1,000   Imperial Bank                    8.50%,        04/01/2009           -            1,124       1,124
     -       1,000      1,000   Merita Bank Ltd. (Finland)       6.50%,        01/15/2006           -            1,031       1,031


PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
NOVEMBER 30,2001
(UNAUDITED)

        PRINCIPAL AMOUNT (000)      SECURITY                      COUPON RATE    MATURITY               MARKET VALUE (000)
--------------------------------  ----------------------------------------------------------   ------------------------------------
   USAA      USAA                                                                                 USAA         USAA
Cornerstone Growth   Pro Forma                                                                  Cornerstone   Growth     Pro Forma
 Strategy  Strategy   Combined                                                                   Strategy    Strategy    Combined

$    -    $  1,000   $  1,000   Merrill Lynch & Co.,  Inc.         6.50%,       07/15/2018           -             989         989
     -       1,000      1,000   Nationwide Health Properties, Inc. 7.60%,       05/10/2007           -             966         966
     -       1,000      1,000   Peoples Energy Corp.               6.90%,       01/15/2011           -           1,032       1,032
     -       1,000      1,000   Pinnacle One Partners, L.P.  (e)   8.83%,       08/15/2004           -           1,035       1,035
     -       1,000      1,000   Qwest Capital Funding, Inc.        7.25%,       02/15/2011           -             999         999
     -       1,000      1,000   Safeway, Inc.                      7.50%,       09/15/2009           -           1,097       1,097
     -       1,000      1,000   Security Capital Pacific Trust     7.15%,       10/15/2003           -           1,038       1,038
     -       1,000      1,000   Sovereign Bancorp                 10.25%,       05/15/2004           -           1,075       1,075
     -       1,024      1,024   U.S. Treasury Inflation-Indexed Notes  3.50%,   01/15/2011           -           1,032       1,032
     -       1,000      1,000   Washington Real Estate Investment Trust 7.25%,   08/13/2006           -           1,045       1,045
                                                                                                ---------   ----------   ---------
                                                                                                     -          27,004      27,004
                                                                                                ---------   ----------   ---------

                                Total bonds (cost: $0, $25,399, $25,399 )

                                Money Market Instruments (1.6%)


  14,652       -       14,652   Banc One Capital Markets, Inc.,
                                (cost: $14,652, $0, $14,652 )    4.02%,         12/03/2001         14,652         -         14,652
                                                                                                ---------   ----------   ---------

     -       5,347      5,347   Federal Home Loan Mortgage Discount Note
                                (cost: $0, $5,347, $5,347 )      2.01%,        12/03/2001             -          5,347       5,347
                                                                                                ---------   ----------   ---------

                                                                                                $ 946,180   $  261,851 $ 1,208,031
                                                                                                ==========  ========== ===========

                                Total investments (cost: $843,269, $254,822, $1,098,091,
                                respectively )

NOTES TO PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS

November 30, 2001
(unaudited)
GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 2 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.

The large-cap stocks category consists of investments in common stocks of companies with market capitalizations larger than the largest market capitalization stock in the S&P Small Cap 600 Index at the time of purchase. Small-cap stocks have market capitalizations equal to or lower than the largest market capitalization stock in the S&P Small Cap 600 Index at the time of purchase.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

(a)  Represents less than 0.1% of net assets.

(b) At November 30, 2001, the cost of when-issued securities purchased was $12,872,000.

(c) At November 30, 2001, a portion of these securities was segregated to cover when-issued security purchases.

(d) Put bond - provides the right to sell the bond at face value at a specific tender date prior to final maturity. The put feature shortens the effective maturity of the security.

(e) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

* Non-income producing security.


See accompanying notes to pro forma financial statements.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS) NOVEMBER 30, 2001
(UNAUDITED)

                                                          USAA             USAA
                                                       Cornerstone        Growth        Pro Forma         Pro Forma
                                                         Strategy        Strategy      Adjustments         Combined
                                                       ------------     ---------     ------------         --------
ASSETS
Investments in securities, at market value
(see cost below)                                       $    946,180    $    261,851   $                 $   1,208,031
Cash                                                             75              47                               122
Cash denominated in foreign currencies (see cost below)       1,515             240                             1,755
Receivables:                                                                                                        0
    Capital shares sold                                         519             248                               767
    Dividends and interest                                    2,758             578                             3,336
    Securities sold                                           1,485           1,577                             3,062
                                                       ------------     -----------                     -------------
        Total assets                                        952,532         264,541                         1,217,073
                                                       ------------     -----------                     -------------
LIABILITIES
Securities purchased                                          4,974           1,127                             6,101
Capital shares redeemed                                         811              68                               879
USAA Investment Management Company                              578             159                               737
USAA Transfer Agency Company                                    152               0                               152
Accounts payable and accrued expenses                           210              74                               284
                                                       ------------     -----------                     -------------
                                                              6,725           1,428                             8,153
                                                       ------------     -----------                     -------------
         NET ASSETS APPLICABLE TO CAPITAL SHARES
         OUTSTANDING                                   $    945,807    $    263,113   $                 $   1,208,920
                                                       ============     ===========                     =============
REPRESENTED BY:
Paid-in capital                                        $    810,567    $    273,749   $                 $   1,084,316
Accumulated undistributed net investment income              20,577           4,121                            24,698
Accumulated net realized gain(loss) on investments           11,787         (21,781)                           (9,994)
Net unrealized appreciation of investments                  102,911           7,029                           109,940
Net unrealized depreciation on foreign currency
translations                                                    (35)             (5)                              (40)
                                                       ------------    ------------                     -------------
         NET ASSETS APPLICABLE TO CAPITAL SHARES
         OUTSTANDING                                   $    945,807    $    263,113   $                 $   1,208,920
                                                       ============    ============                     =============

Capital shares outstanding, unlimited number of shares
   authorized, no par value                                  39,422          21,508       (10,541)  (1)        50,389
                                                       ------------    ------------                     -------------
Net asset value, redemption price, and offering price
per share                                              $      23.99    $      12.23   $                 $       23.99
                                                       ============    --==========                     =============


Identified cost, securities                            $    843,269    $    254,822   $                 $   1,098,091
Identified cost, foreign currency                      $      1,519    $        244   $                 $       1,763


(1) Share adjustments based on surviving Fund NAV.

PRO FORMA COMBINED STATEMENT OF OPERATIONS (IN THOUSANDS)
TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 2001
(UNAUDITED)

                                                          USAA         USAA                          USAA
                                                       Cornerstone    Growth       Pro Forma     Cornerstone
                                                         Strategy    Strategy     Adjustments      Strategy
                                                       -----------   --------     ------------   -----------
NET INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $788,
   $128 and $916)                                      $   18,080   $     2,189  $              $    20,269
  Interest                                                 12,198         3,466                      15,664
                                                       ----------   ------------                -----------
           Total income                                    30,278         5,655                      35,933
                                                       ----------   ------------                -----------
Expenses:
  Management fees                                           7,472         2,028                       9,500
  Administrative and servicing fees                           471           127                         598
  Transfer agent's fees                                     2,009           907          (83)(a)      2,833
  Custodian's fees                                            453           199          (33)(c)        619
  Postage                                                     209           155           (5)(a)        359
  Shareholder reporting fees                                   83            34           (2)(a)        115
  Trustees' fees                                                6             6           (5)(b)          7
  Registration fees                                            29            27                          56
  Professional fees                                            49            31          (20)(c)         60
  Other                                                        24             8                          32
                                                       ----------    -----------                -----------
     Total expenses                                        10,805         3,522                      14,178
Expenses reimbursed                                             0          (356)         356 (d)          0
Expenses paid indirectly                                       (2)           (2)                        (4)
                                                       ----------   -----------                 -----------
     Net expenses                                          10,803         3,164                      14,174
                                                       ----------   -----------                 -----------
         Net investment income                             19,475         2,491                      21,759
                                                       ----------   -----------                 -----------

NET REALIZED AND UNREALIZED GAIN(LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
  Investments                                              16,559       (17,174)                       (615)
  Foreign currency transactions                              (158)          (28)                       (186)
Change in net unrealized appreciation/depreciation of:
  Investments                                             (59,212)      (18,923)                    (78,135)
  Foreign currency translations                                91            14                         105
                                                       ----------   -----------                 ------------
         Net realized and unrealized loss                 (42,720)      (36,111)                    (78,831)
                                                       ----------   ------------                ------------
Decrease in net assets resulting from operations       $  (23,242)  $   (33,619) $              $   (56,861)
                                                       ==========    ===========                ============

(a) Adjusted for shareholder accounts in both USAA Cornerstone Strategy Fund and USAA Growth Strategy Fund.
(b)  Adjusted based on new number of funds in USAA Investment Trust.
(c)  Adjusted for economies of scale received from combining funds.
(d)  Adjusted for the voluntary waiver on the USAA Growth Strategy Fund.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
TWELVE-MONTH ENDED NOVEMBER 30, 2001
(UNAUDITED)


     1.)  Basis of Combination

     The accompanying unaudited Pro Forma Combined Portfolio of Investments, Statements of Assets and Liabilities and the Statement of Operations reflect the accounts of the USAA Cornerstone Strategy Fund and the USAA Growth Strategy Fund as of November 30, 2001 and for the twelve-month period then ended. These pro forma statements have been derived from the shareholder reports of each Fund. The USAA Cornerstone Strategy Fund will be the legal and accounting survivor of the USAA Cornerstone Strategy/Growth Strategy Fund (USAA Funds) merger.

     USAA Investment Management Company has agreed to pay all reorganization expenses of the merger; and therefore, the USAA Funds shareholders will not bear these costs.

     Under generally accepted accounting principles, the historical cost of the USAA Growth Strategy Fund investment securities will be carried forward to the surviving entity. The pro forma financial statements have been prepared utilizing current contractual fee data and historical data of the USAA Funds.

     The Pro Forma Combined Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the USAA Funds.

     Annual investment advisory fee rates were 0.75% for both Funds during the year.

     Administration and servicing fees were computed based on the annual rate of 0.15% of average daily net assets of the USAA Funds, which were effective August 1, 2001. Prior to August 1, 2001, no administrative and servicing fees were applicable to either Fund.

     Pro forma adjusted transfer agency fees were calculated based on the contractual rate of $26.00 per shareholder account.

     The pro forma adjustments to custody fees, trustees' fees and professional fees reflect the economies of scale received from combining the two funds into one.

     2.)  Security Valuation

     Portfolio securities are valued in accordance with the policies stated in their respective prospectuses.

     3.)  Investment Objectives and Policies

     The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of the Funds.

                                                                     APPENDIX A

                    PLAN OF REORGANIZATION AND TERMINATION

                                                                   DRAFT 2/8/02

                                   APPENDIX A

                 FORM OF PLAN OF REORGANIZATION AND TERMINATION

     THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan"), effective as of ________, 2002, is adopted by USAA Investment Trust, a Massachusetts business trust ("Trust"), on behalf of USAA Cornerstone Strategy Fund ("Acquiring Fund") and USAA Growth Strategy Fund ("Target"), each a segregated portfolio of assets ("series") thereof. Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

     Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

     Target and Acquiring Fund each has a single class of shares (the Target Shares and the Acquiring Fund Shares, respectively), which are substantially similar to each other.

1.   PLAN OF REORGANIZATION AND TERMINATION

     1.1. At the Closing (as defined in paragraph 3.1), Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph
1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

      (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

     (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

DC-487990 v3 0304155-0103

     1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.   VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in its then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of State Street Bank and Trust Company.

3.   CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office on or about April 26, 2002, or at such other place and/or on such other date Trust determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Trust determines ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

     3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Trust's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books and a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4.   CONDITIONS PRECEDENT:

     4.1. Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

          4.1.1. Target is a duly established and designated series of Trust;

          4.1.2. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.3. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.1.4. Target is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Trust's First Amended and Restated Master Trust Agreement ("Trust Agreement") or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound;

          4.1.5. All material contracts and other commitments of or applicable to Target (other than this Plan and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.6. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.7. Target incurred the Liabilities in the ordinary course of its business;

          4.1.8. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          4.1.9. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

          4.1.10. During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (as defined in section
     1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

          4.1.11. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

          4.1.12. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended May 31, 2001, have been timely filed and all taxes payable pursuant to those returns have been timely paid.

     4.2. Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before the Effective
Time:

          4.2.1. Acquiring Fund is a duly established and designated series of Trust;

          4.2.2. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.3. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

          4.2.4. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                     A-+5

          4.2.5. Acquiring Fund is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Trust Agreement or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

          4.2.6. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.7. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.8. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

          4.2.9. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

          4.2.10. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

          4.2.11. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

          4.2.12. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Fund Shares;

          4.2.13. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

          4.2.14. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended May 31, 2001, have been timely filed and all taxes payable pursuant to such returns have been timely paid.

     4.3. Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

          4.3.1. Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect;

          4.3.2. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

          4.3.3. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

          4.3.4. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target used to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund;

          4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

          4.3.11. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.10, 4.2.8, and 4.2.12 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

          4.3.12. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of the Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts;

          4.3.13. This Plan has been duly authorized by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.3.14. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Trust's adoption of this Plan, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and information statement ("Prospectus/Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.3.15. On the effective date of the Registration Statement and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.3.16. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund;

          4.3.17. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby; and

          4.3.18. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations by Trust to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

               (a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               (b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

               (c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

               (d) Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

               (e) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

               (f) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

          Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.   TERMINATION

     Trust's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Closing Date if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

6.   MISCELLANEOUS

     6.1. This Plan shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     6.2. Each Fund will bear half of the total Reorganization Expenses.

     6.3. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     6.4. Notice is hereby given that this instrument is adopted on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any other series of Trust but are only binding on and enforceable against the respective Funds' property. Each Fund, in asserting any rights or claims under this Agreement, shall look only to the other Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

                                                                     APPENDIX B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                     (FROM USAA CORNERSTONE STRATEGY FUND
                         ANNUAL REPORT TO SHAREHOLDERS
                              DATED MAY 31, 2001)

MESSAGE
-------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]         "AS AN INVESTOR MYSELF, I KNOW
                                             HOW OVERWHELMING IT CAN BE TO
                                             MAKE SMART INVESTMENT DECISIONS
                                             IN VOLATILE MARKET CONDITIONS."
-------------------------------------------------------------------------------

          Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sec-tors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

          As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

          WE LOOK FOR OPPORTUNITIEs. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

          WE DIVERSIFy. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

          WE MEASURE OUR PERFORMANCE. We believe it'simportant to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial benchmarking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar RatingTM of mutual funds, and Lipper Analytical Services, a Reuters company that tracks the performance of more than 47,000 mutual funds worldwide.

....CONTINUED
-------------------------------------------------------------------------------

          WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.


          WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer com-petitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

          WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets. We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.


          Sincerely,


          /S/ CHRISTOPHER W. CLAUS
          ------------------------
          Christopher W. Claus
          PRESIDENT AND VICE CHAIRMAN OF THE BOARD


          FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

          PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

....CONTINUED
-------------------------------------------------------------------------------
                                    OVERVIEW

                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund, the S&P 500 Index, and the Lipper Global Flexible Portfolio Funds Average for the period of 5/31/91 through 5/31/01. The data points from the graph are as follows:

               USAA CORNERSTONE      S&P 500          LIPPER
                 STRATEGY FUND        INDEX           AVERAGE
                 -------------       -------          -------

05/31/91          $10,000            $10,000          $10,000
11/30/91           10,055              9,777           10,165
05/31/92           10,915             10,983           11,002
11/30/92           11,083             11,580           11,077
05/31/93           12,902             12,256           12,400
11/30/93           13,468             12,747           13,283
05/31/94           13,951             12,777           13,704
11/30/94           13,605             12,880           13,522
05/31/95           14,847             15,353           14,653
11/30/95           15,910             17,636           15,585
05/31/96           17,488             19,714           16,984
11/30/96           19,096             22,547           18,212
05/31/97           20,451             25,518           19,373
11/30/97           22,258             28,974           20,506
05/31/98           23,957             33,341           22,443
11/30/98           22,625             35,836           21,908
05/31/99           23,779             40,353           23,669
11/30/99           23,852             43,323           25,951
05/31/00           25,085             44,578           27,820
11/30/00           24,556             41,493           26,914
05/31/01           25,230             39,876           27,238

DATA FROM 5/31/91 THROUGH 5/31/01.


          The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index and the Lipper Global Flexible Portfolio Funds Average, an average performance level of all global flexible portfolio funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

MANAGERS'
-------------------------------------------------------------------------------
                             COMMENTARY on the Fund

[Photograph of the
Portfolio Managers
appears here.]                     From left to right: Mark W. Johnson, CFA
                                   (Gold and Real Estate Securities);

                                   Kevin P. Moore (International Stocks);

                                   Donna Baggerly, CFA (U.S. Government
                                   Securities);

                                   Albert C. Sebastian, CFA (International
                                   Stocks); and

                                   R. David Ullom, CFA (Allocation Manager
                                   and U.S. Stocks).

-------------------------------------------------------------------------------

HOW DID THE USAA CORNERSTONE STRATEGY FUND PERFORM?

          For the latest fiscal year, June 1, 2000, through May 31, 2001, the USAA Cornerstone Strategy Fund recorded a total return of 0.58%. This performance compares to average total returns of -5.08% for the Fund's peer group, the Lipper Global Flexible Portfolio Funds Average.

          The performance of the USAA Cornerstone Strategy Fund was achieved during a period in which most major markets throughout the world suffered losses. In particular, three of the four sectors of the Fund posted positive total returns for the latest 12 months. In this regard, the USAA Cornerstone Strategy Fund accomplished what it was designed to do, which is to provide positive real (inflation-adjusted) rates of return.

          As a shareholder, you should note that in connection with changes in the markets, we have made changes in the sector allocations within the Fund's portfolio. During the latest six months, we have raised the Fund's allocation to U.S. stocks and international securities while lowering the allocation to real estate and U.S. government securities. These changes reflect a more positive outlook for the global equity markets, because interest rates have fallen and valuations have become more reasonable.

WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

U.S. STOCKS
-------------------------------------------------------------------------------

          The U.S. stock sector of the Fund performed well during the latest fiscal year. While the overall market, measured by the S&P 500 Index, was down 10.55%, the U.S. stock portion of the Fund generated a positive total return. The primary reason for this performance was the sector's overweighting in financial stocks and underweighting in the technology sector. Also, the overall positions in energy, basic materials, and capital goods helped contribute to performance.

          PAST PERFORMANCE IS NO QUARANTEE OF FURTURE RESULTS.

          REFER TO THE BOTTOM OF PAGE B-3 FOR THE LIPPER AVERAGE DEFINITION AND THE S&P 500 INDEX DEFINITION.

....CONTINUED
-------------------------------------------------------------------------------


INTERNATIONAL
-------------------------------------------------------------------------------

          The international portion of the Fund was positively affected by its overweight position in European and Canadian equities and its underweight position in Japan. Overall, international equity returns were negatively affected by weaker currencies versus the U.S. dollar.


DEVELOPED MARKETS (EXCEPT JAPAN)
-------------------------------------------------------------------------------
          European equity markets were down for the period but out-performed other international markets. The more defensive sectors, such as health care, utilities, financials, and consumer staples registered positive returns because of downgraded expectations about economic growth. Energy and mining stocks also had positive returns based on firmer commodity prices. Information technology and telecommunication services were by far the worst-performing sectors for the period.

          Overall, our position in Canadian equities had a positive return for the period. Poor performance in the information technology area was offset by the performance of our holdings in the financial, energy, and industrial sectors. Canadian National Railway, our largest position in Canada, performed particularly well.


JAPAN
-------------------------------------------------------------------------------

          Japan underperformed most other markets for the period as the inflated valuations surrounding many Internet-related stocks proved unsustainable. A number of prominent bankruptcies, as well as a deterioration in the asset quality in the banking sector, negatively affected equity performance. The consumer-discretionary, information technology, and telecommunication services sectors were the worst-performing sectors for the period.


EMERGING MARKETS
-------------------------------------------------------------------------------

          The year was one of tremendous turbulence in emerging markets. In July of 2000, Mexico swore in the first president in more than 70 years who did not belong to the long-ruling political party PARTIDO REVOLUCIONARIO INSTITUCIONAL (PRI). In addition, Taiwan also swore in its first president since the founding of the country who was not a member of the long-ruling party KUOMINTANG (KMT). Turkey and Argentina had to deal with debt and foreign payment pressure that resulted in assistance from the International Monetary Fund. The slowing U.S. economy and the crashing of U.S. technology stocks put considerable pressure on the equity markets in Asia.


U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------

          The government sector of the Fund slightly underperformed the Lipper General U.S. Government Funds Average for the period. The sector benefited from its overweighted position in mortgage pass-through securities. However, in the second half of the period, performance was negatively affected by an increased allocation to agencies and Treasuries that underperformed mortgage pass-through securities.

          THE LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE IS AN AVERAGE PERFORMANCE LEVEL OF ALL U.S. GOVERNMENT FUNDS, REPORT BY LIPPER ANALYTICAL SERVICES, INC.

....CONTINUED
-------------------------------------------------------------------------------
                             COMMENTARY on the Fund

          During the reporting period, interest rates were lower across the Treasury yield curve, with short-term interest rates falling more than long-term interest rates as the Federal Reserve Board (the Fed) cut interest rates. The Fed has been very aggressive, cutting interest rates five times since January for a total of 2.5% to stimulate the slowing economy. The bond market currently believes that the Fed is almost done cutting interest rates and The Lipper General U.S. Government Funds Average is an average performance level of all U.S. government funds, reported by Lipper Analytical Services, Inc. expects the economy to improve in the fourth quarter. As a result, this positive outlook has already been priced into the bond market, causing interest rates on bonds to rise since the end of March.


REAL ESTATE
-------------------------------------------------------------------------------

          Real estate securities performed well during the fiscal year. Shares of real estate investment trusts (REITs), measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, rose 20.56% on a total-return basis. This was well above the -10.55% return on the S&P 500 Index, to say nothing of the -37.9% Nasdaq Composite Index return. These stellar results occurred as the sector continued to recover from its oversold condition at the end of 1999, as investors cast about for stocks with lower volatility in the face of poor overall market conditions and the "tech wreck," and as real estate companies continued to report solid operating results.


GOLD
-------------------------------------------------------------------------------

          Gold prices fell 1.7%, from $272.25 per ounce to $267.50 per ounce during the fiscal year. The common stocks of gold mining companies rose. The Fund had no exposure to gold stocks during this period.


WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

U.S. STOCKS
-------------------------------------------------------------------------------

          Over the course of the last few months, we have slowly raised the U.S. stock portion of the Fund's exposure to technology. It appears that most of the market concerns regarding future growth prospects are priced into most technology shares. At the same time, we have gradually reduced exposure to energy and consumer cyclicals.


INTERNATIONAL
-------------------------------------------------------------------------------

          We have continued our strategy of being overweight in Canada and Europe. Specifically, we added to our banking and our railroad exposure in Canada. In Japan, we have very little exposure to the banking and insurance sectors, and have recently added companies to our defensive names, such as Takeda Chemicals and West Japan Railway. Overall, we have continued to be overweight in information technology, with Nokia remaining the largest position in the international portion of the Fund.

          THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE  INDEX THAT MEASURES ALL
          DOMESTIC AND NON-U.S.-BASED   SECURITIES  LISTED  ON THE NASDAQ STOCK
          MARKET.

          THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS IS THE NATIONAL TRADE ASSOCIATION FOR REAL ESTATE COMPANIES. MEMBERS ARE REAL ESTATE INVESTMENT TRUSTS (REITS) AND OTHER BUSINESSES THAT OWN, OPERATE, AND FINANCE INCOME-PRODUCING REAL ESTATE, AS WELL AS THOSE FIRMS AND INDIVIDUALS WHO ADVISE, STUDY, AND SERVICE THESE BUSINESS.

....CONTINUED
-------------------------------------------------------------------------------


EMERGING MARKETS
-------------------------------------------------------------------------------

          During the past year, we focused on buying companies that we felt would weather the downturn in global economic growth better than most other companies. We also concentrated on companies that had strong growth prospects linked to industry-specific and/or country-specific factors. For example, we believe that power demand in China will rise considerably during the next several years, so we invested in several Chinese power companies. We sell companies when we believe that their valuations have become too high and/or there is a material change to their operating outlook.


U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------
          With interest rates falling, mortgage prepayment risk increased during the second half of the period. Prepayment risk occurs in a falling interest rate environment when homeowners refinance their mortgages into lower rate loans. Holders of mortgage securities must then reinvest the proceeds at lower interest rates. As a result, the allocation to higher-coupon mortgages was reduced, and agencies and Treasuries were purchased.

          It appears that the Fed is nearly finished cutting interest rates, and interest rates are beginning to trend higher. Because we expect mortgage prepayments to begin to slow as mortgage rates rise, we recently increased our exposure to mortgages and decreased our exposure to Treasuries. When interest rates rise as the economy strengthens, mortgage pass-through securities should outperform Treasuries because of their higher yields and reduced prepayment risk.

          With the Fed's cutting interest rates aggressively, we are concerned that once the interest rate cuts work through the economy, inflation may increase. As a result, we purchased U.S. Treasury inflation-indexed notes, commonly referred to as Treasury inflation-protected securities (TIPS). TIPS offer a real or after-inflation rate of return because the principal value and interest payments increase as inflation increases. As a result, TIPS perform well in an inflationary environment. Investments in this portfolio segment were 33.4% GNMA mortgage pass-through securities, 23.4% FNMA pass-through securities, 22.7% FHLMC notes, 8.2% FNMA notes, 6.4% U.S. Treasury bonds, and 5.9% TIPS.


REAL ESTATE
-------------------------------------------------------------------------------

          Our strategy is to focus on companies with some sort of sustainable competitive advantage on the asset side; a prudent use of leverage on the liability side; a management that possesses strategic vision, executional competence, and integrity; identifiable internal and external growth platforms; and a reasonable valuation.

....CONTINUED
-------------------------------------------------------------------------------
                             COMMENTARY on the Fund

WHAT IS THE OUTLOOK?

U.S. STOCKS
-------------------------------------------------------------------------------

          We continue to create a more balanced portfolio as to the weightings in each of the major economic sectors of the market. We foresee major markets' having a broader appreciation potential as opposed to the experience of the 1998-2000 period.


INTERNATIONAL
-------------------------------------------------------------------------------

          Although the economic slowdown has spread to regions outside the United States, we continue to view Europe and Canada positively. Canada looks particularly attractive because it has a large current account and budget surplus, and is planning to implement financial reform and tax reduction this year. Although the fiscal position of Europe is not as favorable as Canada, many European countries will nevertheless reduce tax rates this year. Also, lawmakers recently agreed on rules that would make hostile takeovers easier in the European Union. We continue to underweight Japanese equities because of the high level of financial and government debt. Japan has few policy tools at its disposal because of its large budget deficit and its need to recapitalize the banking sector.


EMERGING MARKETS
-------------------------------------------------------------------------------

          We believe that valuations in many emerging markets are quite attractive which, combined with our belief that global growth will accelerate into 2002, will provide a positive backdrop for emerging markets. While there is still no conclusive evidence that global economic growth has begun to rebound, we believe that the aggressive interest rate cuts in the United States support a rebound in growth going forward. Because the performance of emerging markets is closely linked to global growth, we believe the outlook is positive for emerging markets.


U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------

          The bond market has already priced in economic recovery in the fourth quarter. Therefore, the future performance of the bond market depends on how quickly the economy will recover from the current slowdown. Recent economic data have been mixed. Investors are trying to determine if the economy will experience a "V-shaped" recovery (one that rebounds quickly), a "U-shaped" recovery (one that takes place over several quarters), or an "L-shaped" recovery (one that takes several years).

          Currently, your Fund is neutrally positioned and should perform relatively well whether interest rates rise or fall. If interest rates rise, the higher-coupon mortgages should perform well. TIPS should also perform well if interest rates rise because of rising inflation. If interest rates fall, then the lower-coupon mortgages and construction loans should perform well.

 ...CONTINUED
-------------------------------------------------------------------------------


REAL ESTATE
-------------------------------------------------------------------------------

          The deeply oversold nature of these stocks as of 18 months ago has now been largely corrected. Moreover, the current economic softness is clearly affecting occupancy and rents, which should lead to softer operating results in upcoming quarters. Consequently, we anticipate returns in the next year should be pretty much in line with the stock market, although the low-beta nature of these securities should lead to more muted performance during periods of volatility.


          FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

                              USAA INVESTMENT TRUST
                                     PART C
                                OTHER INFORMATION

ITEM 15.      INDEMNIFICATION.

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

        (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

        (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and
              Declaration of Trust, each of its trustees and officers or any person serving at the Registrant's request as a director, officer or trustee of another entity in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by
              (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the covered person shall have undertaken to repay the amounts so paid to the Fund of Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the Agreement and Declaration of Trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested trustees of the Registrant who are not a party to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery form any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the
              Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.       EXHIBITS.


 Exhibit
 Number        Description
-------------------------------------------------------------------------------

      (1)     (a)    First Amended and Restated Master Trust Agreement, June 2,
                     1995. Incorporated by reference to Post-Effective Amendment
                     No.  20  and  filed  with  the   Securities  and  Exchange
                     Commission on June 15, 1995.

              (b) Amendment No. 1 dated July 12, 1995. Incorporated by reference to Post-Effective Amendment No. 21 and filed with the Securities and Exchange Commission on September 26, 1995.

      (2) By-laws, as amended February 11, 1999. Incorporated by reference to Post-Effective Amendment No. 29 and filed with the Securities and Exchange Commission on September 28, 2000.

      (3)            Not Applicable

      (4)            Plan of Reorganization and Termination. Filed herewith.

      (5)            Not Applicable

      (6)     (a)    Advisory  Agreement  dated  August 1, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

              (b) Administration and Servicing Agreement dated August 1, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

      (7) Underwriting Agreement dated July 9, 1990. Incorporated by reference to Post-Effective Amendment No. 21 and filed with the Securities and Exchange Commission on September 26, 1995.

      (8)            Not Applicable

      (9) Custodian Agreement dated July 1, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

      (10)           Not Applicable

      (11) Opinion and Consent of Kirkpatrick & Lockhart LLP. Filed herewith.

      (12) Opinion and Consent of Kirkpatrick & Lockhart LLP Regarding Certain Tax Matters. To be filed by amendment.

      (13)    (a)    Transfer   Agency   Agreement  dated   January   23, 1992.
                     Incorporated by reference  to Post-Effective Amendment No.
                     21 and filed with the Securities and Exchange Commission on September 26, 1995.

              (b)    Transfer  Agency  Fee  Schedule  dated   August  1,  2001.
                     Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

      (14)           Consent of KPMG LLP, Independent Auditors. Filed herewith.

      (15)           Not Applicable

      (16) Powers of Attorney for Robert G. Davis, David G. Peebles, Robert L. Mason, Richard A. Zucker, Barbara B. Dreeben, Michael F. Reimherr, and Laura T. Starks dated July 19, 2000. Incorporated by reference to Post-Effective Amendment No. 29 and filed with the Securities and Exchange Commission on September 28, 2000. Powers of Attorney for Christopher W. Claus and David M. Holmes dated July 27, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

      (17)           Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, USAA INVESTMENT TRUST has duly caused the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in San Antonio, Texas on the 22 day of February, 2002.

                                              USAA INVESTMENT TRUST

                                              By:

                                              *
                                              ----------------------------
                                              Christopher W. Claus
                                    President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  the
Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                             TITLE                         DATE


*
________________________________  Chairman of the              February 22, 2002
Robert G. Davis                   Board of Trustees

*
________________________________  Vice Chairman of the Board
Christopher W. Claus              of Trustees and President
                                  (Principal Executive
                                  Officer)                     February 22, 2002

*
________________________________  Treasurer (Principal
David Holmes                      Financial and
                                  Accounting Officer)          February 22, 2002

*
________________________________  Trustee                      February 22, 2002
David G. Peebles

*
________________________________  Trustee                      February 22, 2002
Robert L. Mason

*
________________________________  Trustee                      February 22, 2002
Michael F. Reimherr

*
________________________________  Trustee                      February 22, 2002
Richard A. Zucker

*
________________________________  Trustee                      February 22, 2002
Barbara B. Dreeben

*
________________________________  Trustee                      February 22, 2002
Laura T. Starks


*By: /S/ MARK S. HOWARD
     --------------------
    Mark S. Howard, Attorney-in-Fact, under Powers of Attorney July 19, 2000, incorporated by reference to Post-Effective Amendment No. 29, and filed with Securities and Exchange Commission on September 28, 2000; and July 27, 2001, incorporated by reference to Post-Effective Amendment No. 30, and filed with Securities and Exchange Commission on August 1, 2001.

                              USAA INVESTMENT TRUST
                                    FORM N-14

                                INDEX TO EXHIBITS

                                                                   Sequentially
Exhibit                                                            Numbered
Number         Description                                         Page
-------------------------------------------------------------------------------

  (1)         (a)    First Amended and Restated Master Trust Agreement, June 2,
                     1995.   Incorporated   by  reference   to   Post-Effective
                     Amendment No. 20 and filed with the Securities and Exchange Commission on June 15, 1995.

              (b)    Amendment  No. 1  dated   July 12, 1995.  Incorporated  by
                     reference to Post-Effective Amendment No. 21 and filed with the Securities and Exchange Commission on September 26, 1995.

  (2) By-laws, as amended February 11, 1999. Incorporated by reference to Post-Effective Amendment No. 29 and filed with the Securities and Exchange Commission on September 28, 2000.

  (3)                Not Applicable

  (4)                Plan of Reorganization and Termination. Filed herewith.

  (5)                Not Applicable

  (6)         (a)    Advisory Agreement dated  August 1, 2001.  Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1,
                     2001.

              (b) Administration and Servicing Agreement dated August 1, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

  (7) Underwriting Agreement dated July 9, 1990. Incorporated by reference to Post-Effective Amendment No. 21 and filed with the Securities and Exchange Commission on September 26, 1995.

  (8)                Not Applicable

  (9) Custodian Agreement dated July 1, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

  (10)               Not Applicable

  (11) Opinion and Consent of Kirkpatrick & Lockhart LLP. Filed herewith.

  (12) Opinion and Consent of Kirkpatrick & Lockhart LLP Regarding Certain Tax Matters. To be filed by amendment.

  (13)        (a)    Transfer  Agency   Agreement   dated   January  23,  1992.
                     Incorporated by reference to Post-Effective  Amendment No.
                     21 and filed with the Securities and Exchange Commission on September 26, 1995.

              (b) Transfer Agency Fee Schedule dated August 1, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

  (14)               Consent of KPMG LLP, Independent Auditors. Filed herewith.

  (15)               Not Applicable

  (16) Powers of Attorney for Robert G. Davis, David G. Peebles, Robert L. Mason, Richard A. Zucker, Barbara B. Dreeben, Michael F. Reimherr, and Laura T. Starks dated July 19, 2000. Incorporated by reference to Post-Effective Amendment No. 29 and filed with the Securities and Exchange Commission on September 28, 2000. Powers of Attorney for Christopher W. Claus and David M. Holmes dated July 27, 2001. Incorporated by reference to Post-Effective Amendment No. 30 and filed with the Securities and Exchange Commission on August 1, 2001.

  (17)               Not Applicable